UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-23739

Exact name of registrant as specified in charter:	PGIM Private Real Estate Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2024

Date of reporting period:	12/31/2024

Item 1 – Reports to Stockholders

(a)	Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM PRIVATE REAL ESTATE FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2024

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds and certain closed-end funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2025 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Private Real Estate Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended December 31, 2024.

Financial markets rallied and the global economy remained resilient throughout the period as inflation cooled and recession fears faded. Employers kept hiring, consumers continued spending, and home prices maintained their upward trajectory.

With inflation falling, the US Federal Reserve (Fed) began reducing the federal funds rate, implementing a 50-basis-point cut in September and two additional 25-basis-point cuts in November and December. Investor enthusiasm for artificial intelligence-related stocks led equities markets to record highs during the period, with equities in the US posting robust gains while the international markets showed moderate returns. In the US, real estate, energy and utilities lagged most other sectors, with real estate under pressure from elevated interest rates and reduced demand for office space.

Bond markets faced greater challenges during the period as fixed income investors responded to shifts in monetary policy and ongoing, though easing, inflation. US and global investment-grade bonds, along with emerging market debt, produced mixed returns during the period, while high yield corporate bonds outperformed.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering a broad spectrum of asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.4 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Private Real Estate Fund, Inc.

February 14, 2025

PGIM Private Real Estate Fund, Inc. 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/privaterealestate or by calling (800) 225-1852.

	Average Annual Total Returns as of 12/31/24

	One Year (%)	Since Inception (%)

Class D

(without sales charges)	11.51	9.06 (11/3/2022)

Class I

(without sales charges)	11.78	9.34 (11/3/2022)

Class S

(without sales charges)	10.80	8.41 (11/3/2022)

Class T

(with sales charges)	6.92	6.63 (11/3/2022)

(without sales charges)	10.80	8.41 (11/3/2022)

Bloomberg US Aggregate Bond Index

	1.25	4.62

S&P 500 Index

	25.02	23.18

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower. Total returns are based on changes in net asset value. Net asset value total return assumes the reinvestment of all distributions, including returns of capital, if any.

Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date. All returns exclude the impact of redemption fees on shares purchased and held less than 12 months.

4 Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class I shares with a similar investment in the Bloomberg US Aggregate Bond Index and the S&P 500 Index by portraying the initial account values at the commencement of operations for Class I shares (November 3, 2022) and the account values at the end of the current fiscal year (December 31, 2024) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class I shares only. As indicated in the table provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns in the table and the graph do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

PGIM Private Real Estate Fund, Inc. 5

Your Fund’s Performance (continued)

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how large company stocks in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 12/31/24

Top Largest Holdings	Real Estate Sectors	% of Net Assets
Capodagli NJ TOD Portfolio Mezzanine Loan, Bound Brook and Hackensack, New Jersey, 11.00%, Maturing 07/03/30	Investments in Real Estate Loans— Multifamily	20.80%
Monarch Town Center, Miramar, Florida	Non-Consolidated Joint Venture— Retail	19.20%
East Gate Marketplace, Chantilly, Virginia	Non-Consolidated Joint Venture— Retail	18.00%
3730 S. Main St., Pearland, Texas, 6.55%, Maturing 10/03/28	Preferred Equity—Industrial	14.50%
Napa Green Apartments, Napa, California	Non-Consolidated Joint Venture— Multifamily	12.80%
3730 S. Main St., Pearland, Texas	Non-Consolidated Joint Venture— Industrial	10.30%

Holdings reflect only long-term investments and are subject to change.

6 Visit our website at pgim.com/investments

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Private Real Estate Fund Inc.’s Class I shares returned 11.78% in the 12-month reporting period that ended December 31, 2024, outperforming the 1.25% return of the Bloomberg US Aggregate Bond Index (the Index).

What were conditions like in the private real estate market?

•

The US economy achieved a soft landing in 2024. Projected economic growth of 2.8%, combined with 1.6% employment growth and inflation slowing to 2.5% in the fourth quarter, outpaced consensus expectations. Productivity growth was also well above the trend rate from last cycle. While the rate of job growth slowed during the year, the labor market remained resilient and supportive of real estate demand growth.

•

Private real estate values reached a bottom in all sectors apart from office. Total returns, as measured by the NCREIF Property Index, turned positive in the third quarter of 2024 for the first time since mid-2022, as minimal capital value adjustments were more than offset by income returns. Office was the only sector to continue to post meaningful value losses as of the third quarter of the year, due to slow leasing trends, while most other sectors saw values stabilize.

•

Same-store net operating income in private real estate was up 4.8% through the third quarter of 2024. Industrial net operating income (NOI) growth led the way at a robust 13.8%. Apartment NOI grew at a healthy 5.2% pace, despite pressures on occupancies and rents in some high-supply markets. Retail NOI growth accelerated to 3.9%, well above its 10-year trend.

•

Transaction volume within US real estate remained relatively muted, averaging $410 billion in 2024, in line with 2023 and 25% below the annual average from 2014 through 2019. During the second half of 2024, a recovery in real estate debt availability from traditional lenders, including banks, combined with appraisal cap rates that widened to reflect higher 10-year US Treasury yields, supported a closing gap in bid-ask spreads and a more robust transaction market.

•

Yields for 10-year US Treasury bonds averaged 4.21% over 2024, rising 25 basis points (bps) since 2023 to their highest annual average since 2007. (One basis point equals 0.01%.) While the US Federal Reserve began easing its policy rate in September 2024, delivering a cumulative 100-bp reduction to 4.25–4.50%, investor concerns regarding above-target inflation and long-run fiscal sustainability persist. PGIM Real Estate expects ongoing cross-currents in Treasury yields over 2025.

•	Transaction activity and debt availability were constrained, which created non-core lending opportunities offering attractive risk-adjusted returns.

What worked and didn’t work?

•

During the reporting period, the Fund continued to benefit from selectivity and a thoughtful management approach, as challenging real estate market dynamics began to normalize by the second half of the year.

PGIM Private Real Estate Fund, Inc. 7

Strategy and Performance Overview* (continued)

•	The residential sector continued to be a target for the Fund, with the US housing shortage and demand for affordable housing driving the Fund’s investment activity in the sector.

•

The Fund also identified tactical opportunities to invest in mezzanine financing. While most property operating fundamentals remained strong, traditional banks tightened their lending standards due to the temporary dislocation in the debt capital markets. This provided an opportunity to earn strong risk-adjusted returns while investing in a protected debt position.

•

The Fund continued to benefit from not having exposure to legacy assets, in contrast to peer competitor funds that acquired such assets in a low interest rate environment and experienced downward valuation pressure.

•	During the period, the Fund remained disciplined in its investment approach and expects third-party fundraising to ramp up in the first quarter of 2025.

What was the impact of the Fund’s distribution policy?

•

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy. PGIM Real Estate believes the practice helps maintain the Fund’s competitiveness. For the fiscal year ended December 2024, the tax character of dividends paid included an ordinary income distribution of $2,812,610, and a tax return of capital distribution of $2,341,155 or 45.4% of the total distribution of $5,153,765, which had no material impact on the net asset value (NAV) during the reporting period.

Current outlook

•

PGIM Real Estate’s base-case forecast is for continued real gross domestic product (GDP) growth in the mid-2% range over the next several years. PGIM Real Estate expects a sustained pickup in productivity to support overall growth. In PGIM Real Estate’s view, this productivity-driven outlook supports rental growth, as it would increase the capacity of tenants to afford higher rents.

•

Along with a strong nominal GDP growth, PGIM Real Estate’s outlook is for additional upward pressure on risk-free interest rates. Given this environment, PGIM Real Estate would not expect real estate yields to fall much, if at all, particularly during 2025.

•

Supply-demand balances in real estate are generally favorable. The forward-looking supply outlook is low across many property types and geographies. Construction costs have risen significantly in recent years and remain elevated, but commercial real estate capital values have fallen approximately 19% from peak to trough, making development even harder to justify financially than during the last cycle. As such, PGIM Real Estate expects supply growth to pull back sharply in 2025 and beyond.

•	At the same time, occupancies are currently—and are forecast to remain—above or near historical averages for most property types and locations, which will support

8 Visit our website at pgim.com/investments

positive property income growth. Unlike last cycle, when yield compression was a meaningful driver of real estate performance, in the next cycle, returns are likely to be primarily driven by income and income growth.

•

Apartment vacancies remain high in the Sunbelt markets but started to stabilize in late 2024 as still strong supply was offset by a resurgence in demand. Construction is beginning a multi-year decline, which, in PGIM Real Estate’s base case, will ultimately lead to a period of falling vacancies and positive rental growth. PGIM Real Estate expects markets across the southern US to lag other regions as a large amount of new supply is absorbed.

•

A structural housing shortage will likely drive demand for apartments, senior housing, student housing, and other alternative forms of rental housing. In addition, PGIM Real Estate anticipates that expensive home prices, an historically low inventory of homes available for sale, and higher mortgage rates should support housing rental growth.

•

The industrial sector remains a target sector where the rise in e-commerce should continue to drive the Fund’s investment activity in the sector. While industrial vacancy has increased from historical lows, e-commerce and supply-chain reconfigurations should continue to drive demand for industrial real estate. PGIM Real Estate expects vacancy levels to peak in 2025. Urban infill and light industrial may offer lower risk and higher rental growth potential relative to big box assets. Southeastern metropolitan areas are poised to exhibit the strongest rental growth.

•	In PGIM Real Estate’s opinion, necessity-based investments, such as grocery-anchored retail, are likely to offer relatively favorable risk-adjusted returns and stable income.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Private Real Estate Fund, Inc. 9

Consolidated Schedule of Investments

as of December 31, 2024

Description		Value

LONG-TERM INVESTMENTS 95.6%

PRIVATE REAL ESTATE 60.3%
INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES(pp)
Industrial — 10.3%

3730 S. Main St., Pearland, Texas^		$14,379,656
Multifamily — 12.8%

Napa Green Apartments, Napa, California^		17,820,664
Retail — 37.2%

East Gate Marketplace, Chantilly, Virginia^		25,135,548
Monarch Town Center, Miramar, Florida^		26,748,973

		51,884,521
TOTAL INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES (cost $75,553,081)		84,084,841

REAL ESTATE LENDING 35.3%

INVESTMENTS IN REAL ESTATE LOANS 20.8%
Multifamily

Capodagli NJ TOD Portfolio Mezzanine Loan, Bound Brook and Hackensack, New Jersey, 11.00%, Maturing 07/03/30^(a) (cost $28,775,000)		28,968,432

PREFERRED EQUITY 14.5%
Industrial

3730 S. Main St., Pearland, Texas, 6.55%, Maturing 10/03/28^ (cost $20,100,000)		20,211,511

TOTAL REAL ESTATE LENDING (cost $48,875,000)		49,179,943

TOTAL LONG-TERM INVESTMENTS (cost $124,428,081)		133,264,784

	Shares

SHORT-TERM INVESTMENT 2.1%

AFFILIATED MUTUAL FUND

PGIM Core Government Money Market Fund (7-day effective yield 4.604%) (cost $2,872,795)(wb)	2,872,795	2,872,795

TOTAL INVESTMENTS 97.7% (cost $127,300,876)		136,137,579

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 11

Consolidated Schedule of Investments (continued)

as of December 31, 2024

Description	Value

Series A Preferred Stock, at liquidation value (0.1)%	$(125,000)
Other assets in excess of liabilities 2.4%	3,364,422

NET ASSETS 100.0%	$139,377,001

 Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

^	Indicates a Level 3 investment. The aggregate value of Level 3 investments is $133,264,784 and 95.6% of net assets.
(a)	The interest rate shown reflects the rate in effect through July 3, 2029.
(pp)	The Fund’s contractual ownership in the joint venture prior to the impact of promote structures ranges from 90.0% to 99.0% of the venture.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical investments.

Level 2—quoted prices for similar investments, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for investments valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2024 in valuing such portfolio investments:

	Level 1	Level 2	Level 3
Investments
Assets
Long-Term Investments
Private Real Estate
Investments in Non-Consolidated Joint Ventures
Industrial	$—	$—	$14,379,656
Multifamily	—	—	17,820,664
Retail	—	—	51,884,521
Real Estate Lending
Investments In Real Estate Loans
Multifamily	—	—	28,968,432
Preferred Equity
Industrial	—	—	20,211,511
Short-Term Investment
Affiliated Mutual Fund	2,872,795	—	—

Total	$2,872,795	$—	$133,264,784

See Notes to Financial Statements.

12

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Investments in Non-Consolidated Joint Ventures*	Investment in Real Estate Loans	Preferred Equity
Balance as of 12/31/23	$61,892,583	$—	$20,211,817
Change in unrealized appreciation (depreciation)**	6,539,259	193,432	(306)
Purchases/Exchanges/Issuances	15,652,999	28,775,000	—

Balance as of 12/31/24	$84,084,841	$28,968,432	$20,211,511

Change in unrealized appreciation (depreciation) relating to investments still held at reporting period end	$6,539,259	$193,432	$(306)

*  Previously reported by sector

** Includes adjustments to cost basis including returns of capital and other capital adjustments related to private real estate and real estate lending investments, if applicable.

Level 3 investments as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Investments*	Fair Value as of December 31, 2024	Valuation Methodology	Unobservable Inputs	Input	Directional Impact on Fair Value from Input Increase**
Private Real Estate
Non-Consolidated Joint Ventures

3730 S. Main St.	$14,379,656	Income/Discounted Cash Flow	Discount/Terminal Rates	7.75% / 6.25%	Decrease
Napa Green Apartments	17,820,664	Income/Discounted Cash Flow	Discount/Terminal Rates	7.25% /6.00%	Decrease
East Gate Marketplace	25,135,548	Income/Discounted Cash Flow	Discount/Terminal Rates	7.50% /6.50%	Decrease
Monarch Town Center	26,748,973	Income/Discounted Cash Flow	Discount/Terminal Rates	6.25% /5.50%	Decrease

	$84,084,841

* The table does not include Level 3 holdings that are valued at the original par value. As of December 31, 2024, the aggregate value of these holdings was $49,179,943. Such holdings are comprised of mezzanine loan/preferred equity that are not subject to fair value adjustment as of December 31, 2024.

** Altering one or more unobservable inputs may result in a significant change to a Level 3 investment’s fair value measurement.

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 13

Consolidated Schedule of Investments (continued)

as of December 31, 2024

Sector Allocation:

The sector allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2024 were as follows:

PRIVATE REAL ESTATE
Investments in Non-Consolidated Joint Ventures
Retail	37.2%
Multifamily	12.8
Industrial	10.3
Real Estate Lending
Investments In Real Estate Loans
Multifamily	20.8
Preferred Equity
Industrial	14.5

Short-Term Investment
Affiliated Mutual Fund	2.1%

97.7
Series A Preferred Stock, at liquidation value	(0.1)
Other assets in excess of liabilities	2.4

100.0%

See Notes to Financial Statements.

14

Consolidated Statement of Assets and Liabilities

as of December 31, 2024

Assets

Investments at value:
Unaffiliated investments (cost $124,428,081)	$133,264,784
Affiliated investments (cost $2,872,795)	2,872,795
Deposits paid for real estate acquisition	3,467,500
Deferred financing costs	281,891
Due from Manager	89,131
Prepaid expenses	41,970

Total Assets	140,018,071

Liabilities

Deferred origination fee payable	264,100
Audit fee payable	90,000
Custodian and accounting fees payable	67,135
Professional fees payable	43,449
Pricing fees payable	16,742
Transfer agent fee payable	16,012
Accrued expenses and other liabilities	14,418
Affiliated transfer agent fee payable	4,167
Distribution fee payable to Common Shareholders	47

Total Liabilities	516,070

Commitment and Contingencies (Note 3)	—
Series A Preferred Stock (125 shares authorized and issued at $1,000 per share)	125,000

Net Assets applicable to Common Shareholders:	$139,377,001

Net assets were comprised of:
Common stock, at par	$4,877
Paid-in capital in excess of par	126,556,425
Total distributable earnings (loss)	12,815,699

Net assets applicable to Common Shareholders, December 31, 2024	$139,377,001

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 15

Consolidated Statement of Assets and Liabilities

as of December 31, 2024

Class I

Net asset value, offering price and repurchase price per share,
($139,287,306 ÷ 4,873,860 shares of common stock issued and outstanding)	$28.58

Class D

Net asset value, offering price and repurchase price per share,
($30,157 ÷ 1,056 shares of common stock issued and outstanding)	$28.56

Class S

Net asset value, offering price and repurchase price per share,
($29,769 ÷ 1,045 shares of common stock issued and outstanding)	$28.47

Class T

Net asset value and repurchase price per share,
($29,769 ÷ 1,045 shares of common stock issued and outstanding)	$28.47
Maximum sales charges (3.50% of offering price)	1.03

Maximum offering price to public	$29.50

 Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

16

Consolidated Statement of Operations

Year Ended December 31, 2024

Net Investment Income (Loss)

Income
Unaffiliated dividend income	$5,879,559
Affiliated dividend income	273,478
Other income	23,256

Total income	6,176,293

Expenses
Management fee	1,021,215
Distribution fee(a)	547
Professional fees	833,312
Incentive fee	462,243
Directors’ fees	206,000
Interest expense	159,587
Custodian and accounting fees	159,154
Transfer agent’s fees and expenses (including affiliated expense of $25,017)(a)	153,649
Other borrowing fees and expenses	114,964
Audit fee	90,000
Pricing fees	85,936
Shareholders’ reports	29,186
Registration fees	8,270
Miscellaneous	106,099

Total expenses	3,430,162
Less: Expense reimbursement(a)	(1,160,992)
Management fee waiver	(1,021,215)
Incentive fee waiver	(462,243)

Net expenses	785,712

Net investment income (loss)	5,390,581

Realized And Unrealized Gain (Loss) On Investments

Net change in unrealized appreciation (depreciation) on investments	6,732,385

Net gain (loss) on investment transactions	6,732,385

Net Increase (Decrease) In Net Assets Resulting From Operations	12,122,966

Distributions for Preferred Shareholders from distributable earnings	(14,333)

Net Increase (Decrease) In Net Assets Applicable to Common Shareholders Resulting From Operations	$12,108,633

(a)	Class specific expenses and waivers were as follows:

	Class I	Class D	Class S	Class T

Distribution fee	—	71	238	238
Transfer agent’s fees and expenses	41,793	37,288	37,287	37,281
Expense reimbursement	(1,048,260)	(37,581)	(37,578)	(37,573)

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 17

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,

	2024	2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,390,581	$1,978,874
Net change in unrealized appreciation (depreciation) on investments	6,732,385	2,104,318
Distributions for Preferred Shareholders from distributable earnings	(14,333)	—

Net Increase (Decrease) in net assets applicable to Common Shareholders resulting from operations	12,108,633	4,083,192

Dividends and Distributions applicable to Common Shareholders
Distributions from distributable earnings
Class I	(2,796,303)	(553,579)
Class D	(722)	(136)
Class S	(626)	(63)
Class T	(626)	(63)

	(2,798,277)	(553,841)

Tax return of capital distributions
Class I	(2,339,505)	(276,049)
Class D	(604)	(68)
Class S	(523)	(31)
Class T	(523)	(31)

	(2,341,155)	(276,179)

Fund share transactions applicable to Common Shareholders

Net proceeds from shares sold	42,200,971	31,000,000

Net asset value of shares issued in reinvestment of dividends and distributions	5,139,412	830,020

Net increase (decrease) in net assets from Fund share transactions	47,340,383	31,830,020

Total increase (decrease)	54,309,584	35,083,192

Net Assets applicable to Common Shareholders:

Beginning of year	85,067,417	49,984,225

End of year	$139,377,001	$85,067,417

See Notes to Financial Statements.

18

Consolidated Statement of Cash Flows

For Year Ended December 31, 2024

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations *	$12,122,966

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Purchases of long-term portfolio investments	(44,427,999)
Net proceeds (purchases) of short-term portfolio investments	379,386
Net change in unrealized (appreciation) depreciation on investments**	(6,732,385)
(Increase) Decrease In Assets:
Deposits paid for real estate acquisition	(3,467,500)
Deferred financing cost	(281,891)
Due from Manager	(51,619)
Prepaid expenses	(20,608)
Increase (Decrease) In Liabilities:
Deferred origination fee payable	264,100
Custodian and accounting fees payable	24,878
Professional fees payable	(27,868)
Pricing fee payable	4,242
Transfer agent fee payable	16,012
Accrued expenses and other liabilities	9,581
Affiliated transfer agent fee payable	2,084
Distribution fee payable to Common Shareholders	3
Pre-acquisition closing cost payable	(125,000)

Total adjustments	(54,434,584)

Net cash provided by (used for) operating activities	(42,311,618)

Cash Flows Provided By (Used For) Financing Activities:
Proceeds from Common Stock Fund shares sold	42,200,971
Proceeds from Series A Preferred Stock shares sold	125,000
Net asset value of Common Stock shares issued in reinvestment of dividends	5,139,412
Cash paid on distributions of Common Stock from distributable earnings	(5,139,432)
Cash paid on distributions of Series A Preferred Stock from distributable earnings	(14,333)

Net cash provided by (used for) financing activities	42,311,618

Cash and restricted cash at beginning of year	—

Cash And Restricted Cash At End Of Year	$—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$159,587

*	Does not include distributions paid to Series A Preferred Stock.
**	Includes adjustments to cost basis including returns of capital and other capital adjustments related to private real estate and real estate lending investments, if applicable.

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 19

Consolidated Financial Highlights

Class I Shares
	Year Ended December 31,				November 03, 2022(a) through December 31, 2022
	2024		2023

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$26.86		$24.98		$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.46		0.87		(0.02)
Net realized and unrealized gain (loss) on investments	1.62		1.27		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-		-
Total from investment operations applicable to Common Shareholders	3.08		2.14		(0.02)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.73)		(0.17)		-
Tax return of capital distributions	(0.63)		(0.09)		-
Total dividends and distributions	(1.36)		(0.26)		-
Net asset value, end of period	$28.58		$26.86		$24.98
Total Return(d):	11.78%		8.63%		(0.08)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$139,287		$84,987		$49,909
Average net assets (000)	$102,038		$60,469		$39,948
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.77	%(f)	0.50%		0.50	%(g)
Expenses before waivers and/or expense reimbursement	3.25%		3.82	%(h)	3.77	%(g)(i)
Net investment income (loss)	5.28%		3.27%		(0.37	)%(g)
Portfolio turnover rate(j)	0%		0%		0%
Series A Preferred Stock (000)	$125		$-		$-
Series A Preferred Stock asset coverage ratio(k)	111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(k)	$1,116,016		$-		$-
Asset Coverage	-%		-%		-%
Total debt outstanding at period-end (000)	$-		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes interest expense and other borrowing fees and expenses of 0.27% for the year ended December 31, 2024.
(g)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

20

(h)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(i)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(j)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(k)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

 21

Consolidated Financial Highlights (continued)

Class D Shares
	Year Ended December 31,				November 03, 2022(a) through December 31,
	2024		2023		2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$26.84		$24.97		$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.41		0.77		(0.03)
Net realized and unrealized gain (loss) on investments	1.60		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-		-
Total from investment operations applicable to Common Shareholders	3.01		2.07		(0.03)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.66)		(0.11)		-
Tax return of capital distributions	(0.63)		(0.09)		-
Total dividends and distributions	(1.29)		(0.20)		-
Net asset value, end of period	$28.56		$26.84		$24.97
Total Return(d):	11.51%		8.35%		(0.12)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$30		$27		$25
Average net assets (000)	$28		$26		$25
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.99	%(f)	0.75%		0.75	%(g)
Expenses before waivers and/or expense reimbursement	135.22%		4.11	%(h)	5.34	%(g)(i)
Net investment income (loss)	5.12%		2.94%		(0.74	)%(g)
Portfolio turnover rate(j)	0%		0%		0%
Series A Preferred Stock (000)	$125		$-		$-
Series A Preferred Stock asset coverage ratio(k)	111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(k)	$1,116,016		$-		$-
Asset Coverage	-%		-%		-%
Total debt outstanding at period-end (000)	$-		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes interest expense and other borrowing fees and expenses of 0.24% for the year ended December 31, 2024.
(g)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

22

(h)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(i)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(j)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(k)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

 23

Consolidated Financial Highlights (continued)

Class S Shares
	Year Ended December 31,				November 03, 2022(a) through December 31,
	2024		2023		2022

Per Share Operating Performance(b) :
Net Asset Value, Beginning of Period	$26.77		$24.95		$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.24		0.61		(0.05)
Net realized and unrealized gain (loss) on investments	1.58		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-		-
Total from investment operations applicable to Common Shareholders	2.82		1.91		(0.05)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.49)		-		-
Tax return of capital distributions	(0.63)		(0.09)		-
Total dividends and distributions	(1.12)		(0.09)		-
Net asset value, end of period	$28.47		$26.77		$24.95
Total Return(d) :	10.80%		7.71%		(0.20)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$30		$27		$25
Average net assets (000)	$28		$26		$25
Ratios to average net assets(e) :
Expenses after waivers and/or expense reimbursement	1.59	%(f)	1.35%		1.35	%(g)
Expenses before waivers and/or expense reimbursement	137.14%		4.71	%(h)	5.95	%(g)(i)
Net investment income (loss)	4.52%		2.34%		(1.34	)%(g)
Portfolio turnover rate(j)	0%		0%		0%
Series A Preferred Stock (000)	$125		$-		$-
Series A Preferred Stock asset coverage ratio(k)	111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(k)	$1,116,016		$-		$-
Asset Coverage	-%		-%		-%
Total debt outstanding at period-end (000)	$-		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes interest expense and other borrowing fees and expenses of 0.24% for the year ended December 31, 2024.
(g)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

24

(h)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(i)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(j)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(k)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

 25

Consolidated Financial Highlights (continued)

Class T Shares
	Year Ended December 31,				November 03, 2022(a) through December 31,
	2024		2023		2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$26.77		$24.95		$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.24		0.61		(0.05)
Net realized and unrealized gain (loss) on investments	1.58		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-
Total from investment operations applicable to Common Shareholders	2.82		1.91		(0.05)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.49)		-		-
Tax return of capital distributions	(0.63)		(0.09)		-
Total dividends and distributions	(1.12)		(0.09)		-
Net asset value, end of period	$28.47		$26.77		$24.95
Total Return(d):	10.80%		7.71%		(0.20)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$30		$27		$25
Average net assets (000)	$28		$26		$25
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.59	%(f)	1.35%		1.35	%(g)
Expenses before waivers and/or expense reimbursement	137.12%		4.71	%(h)	5.95	%(g)(i)
Net investment income (loss)	4.52%		2.34%		(1.34	)%(g)
Portfolio turnover rate(j)	0%		0%		0%
Series A Preferred Stock (000)	$125		$-		$-
Series A Preferred Stock asset coverage ratio(k)	111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(k)	$1,116,016		$-		$-
Asset Coverage	-%		-%		-%
Total debt outstanding at period-end (000)	$-		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes interest expense and other borrowing fees and expenses of 0.24% for the year ended December 31, 2024.
(g)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

26

(h)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(i)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(j)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(k)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

 27

Notes to Consolidated Financial Statements

1.	Organization

PGIM Private Real Estate Fund, Inc. (the “Fund”) is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”) that has elected and has qualified, and intends to continue to qualify annually, as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is organized as a Maryland Corporation. The Fund invests primarily in private real estate in the United States. The Fund owns and plans to continue to own all or substantially all of its property investments through its wholly-owned operating partnership. The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which own and operate whole or partial interests in real properties. The Fund directly or through its subsidiaries may also enter into joint ventures with third parties to make investments. The Fund or its subsidiaries may also make investments in partnerships or other co-ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties.

The financial statements of the Fund are consolidated with its wholly-owned operating partnership and all intercompany transactions have been eliminated in consolidation. For the period ended December 31, 2024, the Fund’s investments were non-consolidated joint ventures, where the Fund does not maintain primary control.

The investment objectives of the Fund are to provide current income and long-term capital appreciation.

During the reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Fund’s financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. PGIM Investments LLC (“PGIM Investments” or the “Manager”) acts as the Fund’s chief operating decision maker (“CODM”). The CODM has determined that the Fund has a single operating segment as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its respective prospectus, based on a defined investment strategy which is executed by the Fund’s sub-advisor.

The CODM allocates resources and assesses performance based on the operating results of the Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets and Financial Highlights.

28

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Private Real Estate Valuation: Investments in newly acquired properties may initially be valued at cost. Generally, each property will then be valued by an independent third-party appraisal firm. Upon conclusion of the appraisal, limited scope valuations are also performed monthly.

Investments in non-consolidated joint ventures are stated at fair value (which could be the cost of the investment as discussed above). The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate. Any other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

Such fair values are typically determined by utilizing the income approach and discounted cash flow methodology. The income approach is the primary approach used to estimate an income stream for a property and discount this income into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The discount rate and terminal capitalization rate are significant inputs to these valuations. Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, and any specific rights or terms associated with the investment.

The Fund has invested in or originated privately sourced debt and preferred equity interests that offer current income secured or backed by high quality real estate in the form of mezzanine debt and preferred equity. The investments typically depend on the generation of cash flows, such as mortgage interest and rental and lease payments. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments. These investments are unlikely to have readily available market quotations. In such cases, the Fund will generally determine the initial value based on the acquisition price of such investment if acquired by the Fund or the par

PGIM Private Real Estate Fund, Inc. 29

Notes to Consolidated Financial Statements (continued)

value of such investment if originated by the Fund. All such valuation determinations include a periodic review designed to evaluate an asset for impairment.

Securities and Other Assets Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, such as the type of investment. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination. Pursuant to the Board’s delegation, the Valuation Designee has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent valuation agent services. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund’s real property investments’ fair valuations are classified as Level 3 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Investment Transactions and Net Investment Income: Investment transactions are recorded on any of the following: the trade date, the date the Fund obtains a right to the investment, the date the Fund is eligible to collect proceeds from the sale, or the date the Fund incurs an obligation to the price of the investment purchased. Rental income, including tenant reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up

30

to the date of default or credit event. Origination fees received in connection with mezzanine debt investments are deferred and recognized as income over the life of the respective investment. Operating expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Financing costs related to the Fund’s credit agreements are recorded as a deferred charge and amortized through the maturity date of the respective credit agreement. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers may include distribution fees, shareholder servicing fees, transfer agent’s fees and expenses, and fee waivers and/or expense reimbursements, as applicable.

Taxes: The Fund has elected and has qualified, and intends to continue to qualify annually, as a REIT for U.S. federal income tax purposes under the Code. The Fund qualifies as a REIT, the Fund generally will be permitted to deduct dividends paid to the holders of common stock (“Common Shareholders”) and holders of Series A Cumulative Preferred Stock (“Preferred Shareholders” and, together with Common Shareholders, the “shareholders”) and, as a result, generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to its shareholders, as long as the Fund meets certain minimum distribution requirements.

Dividends and Distributions: The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax, and to comply with the REIT distributions requirements. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events. In conjunction with its election and qualification as a REIT, the Fund makes distributions on a regular basis as necessary to avoid material U.S. federal income tax.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

PGIM Private Real Estate Fund, Inc. 31

Notes to Consolidated Financial Statements (continued)

Distributions to Preferred Shareholders, if any, are accrued daily and paid semi-annually and are determined as described in Note 8. For tax purposes, the payments made to Preferred Shareholders are treated as dividends or distributions.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has entered into a management agreement (the “Management Agreement”) with the Manager pursuant to which the Manager has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement (the “Subadvisory Agreement”) with PGIM, Inc. (the “Subadviser” or “PGIM”) primarily through PGIM Real Estate, the real estate investment advisory business unit within PGIM. The Manager pays for the services of the Subadviser. The Subadviser will receive an annual subadvisory fee, payable monthly, from the Manager in an amount equal to 0.60% of the average daily value of the Fund’s net assets. No subadvisory fees will be paid by the Fund directly to the Subadviser. In addition, in consideration for the services provided pursuant to the Subadvisory Agreement, the Manager will pay the Subadviser a fee in the amount of 60% of the Incentive Fee (the “Incentive Fee”) received by the Manager from the Fund pursuant to the Management Agreement. The Subadviser has contractually agreed to waive this subadvisory fee and Incentive Fee through June 30, 2025.

Fees payable under the Management Agreement are computed daily and paid monthly. For the reporting period ended December 31, 2024, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
1.00% of average daily net assets	1.00%

The Manager has contractually agreed to waive its management fee until June 30, 2025.

Pursuant to the Management Agreement, an Incentive Fee is calculated and payable quarterly in arrears in an amount equal to 10.00% of the Fund’s Portfolio Operating Income for the immediately preceding quarter. No incentive fee on Portfolio Operating Income will be payable in any calendar quarter in which the Fund did not achieve a 5% total return over

32

the trailing 12-month period. The Manager has contractually agreed to waive its incentive fee until June 30, 2025.

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) (i.e., net of fund level expenses) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

“Total Return” for any 12-month period shall equal the sum of: (i) all distributions accrued or paid (without duplication) on the Fund’s common stock (“Common Stock”) (as defined below) since the beginning of the applicable 12-month period plus (ii) the change in aggregate NAV of such Common Stock since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Common Stock, (y) any allocation/accrual to the performance participation interest and (z) applicable distribution and servicing fee expenses.

The Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized) through August 15, 2025. The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years. As of December 31, 2024, under the Expense Limitation and Reimbursement Agreement, the amounts eligible for potential recoupment with respective expiration dates are as follows:

Expiration Date	Recoupment Amount
December 31, 2025	$242,158
December 31, 2026	1,437,007
December 31, 2027	1,160,992
Total fee waivers/expense reimbursements subject to recapture	$2,840,157

“Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs (other than Initial Organization and Offering Costs), with the following exceptions: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Servicing Fee, (iv) the Distribution Fee, (v) property level expenses,(vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments,(vii) dividend/interest payments (including any dividend payments, interest

PGIM Private Real Estate Fund, Inc. 33

Notes to Consolidated Financial Statements (continued)

expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Manager).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I, Class D, Class S, and Class T shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class D, Class S, and Class T shares pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution and servicing related activities at an annual rate based on average daily net assets per class. The distribution and servicing fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution and servicing rates, where applicable, are as follows:

Class	Gross Distribution and Servicing Fee	Net Distribution and Servicing Fee
I	N/A%	N/A%
D	0.25	0.25
S	0.85	0.85
T	0.85	0.85

For the year ended December 31, 2024, PIMS had not sold any shares of the Fund, and accordingly did not receive any front-end sales charges (“FESL”) or early redemption fees resulting from sales of certain class shares.

PGIM Investments, PGIM Inc., and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the

34

Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

5.	Transactions with Affiliated Companies

As defined by the 1940 Act, an “affiliated company” of the Fund is one in which the Fund owns 5% or more of such company’s outstanding voting securities. The following companies were considered affiliated companies for all or some portion of the year ended December 31, 2024. The following transactions were effected in such companies for the year ended December 31, 2024.

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Dividend Income
Investments in Non-Consolidated Joint Ventures - Industrial

3730 S. Main St., Pearland, Texas
$12,632,882	$ —	$—	$1,746,774	$—	$14,379,656	$ 744,000
Investments in Non-Consolidated Joint Ventures - Multifamily

Napa Green Apartments, Napa, California
—	15,652,999	—	2,167,665	—	17,820,664	164,623
Investments in Non-Consolidated Joint Ventures - Retail

East Gate Marketplace, Chantilly, Virginia
22,568,348	—	—	2,567,200	—	25,135,548	1,033,560

Monarch Town Center, Miramar, Florida
26,691,353	—	—	57,620	—	26,748,973	1,541,525
$49,259,701	$ —	$—	$2,624,820	$—	$51,884,521	$2,575,085

6.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2024, were as follows:

Cost of Purchases	Proceeds from Sales

$44,427,999	$—

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2024, is presented as follows:

PGIM Private Real Estate Fund, Inc. 35

Notes to Consolidated Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.604%)(1)(wb)
$3,252,181	$68,663,795	$69,043,181	$—	$—	$2,872,795	2,872,795	$273,478

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

7.	Distributions and Tax Information

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income (loss) or accumulated net realized gain (loss), as appropriate, in the period in which the differences arise.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund did not have any reclassifications.

For the year ended December 31, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$2,812,610	$—	$2,341,155	$5,153,765

For the year ended December 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$553,841	$—	$276,179	$830,020

36

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2024 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$124,525,392	$11,612,187	$—	$11,612,187

The differences between GAAP and tax basis were primarily attributable to differences between financial and tax reporting treatment of real estate investments.

Taxable income amounts disclosed above are estimates based on the best available information as of the date of this report.

8.	Capital and Ownership

The Fund offers Class I, Class D, Class S, and Class T shares. Class T shares are sold with a maximum front-end sales charge of 3.50%. Class I Shares, Class D Shares, and Class S Shares are not subject to a sales load. Shares redeemed prior to 12 months from the date of issue are subject to a 2% early redemption fee. The redemption fee is accounted for as an addition to paid-in capital.

The Fund is authorized to issue 1,000,000,000 shares of capital stock, $0.001 par value per share. The shares are further classified and designated as follows:

Class	Number of Shares
I	550,000,000
D	100,000,000
S	100,000,000
T	250,000,000

As of December 31, 2024, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned substantially all of the outstanding shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
I	4,873,823	99.9%
D	1,056	100.0
S	1,045	100.0
T	1,045	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	99.9%
Unaffiliated	—	—

PGIM Private Real Estate Fund, Inc. 37

Notes to Consolidated Financial Statements (continued)

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class I
Year ended December 31, 2024:

Shares sold	1,522,861	$42,200,971

Shares issued in reinvestment of dividends and distributions	186,826	5,135,788

Net increase (decrease) in shares outstanding	1,709,687	$47,336,759

Year ended December 31, 2023:

Shares sold	1,135,115	$31,000,000

Shares issued in reinvestment of dividends and distributions	30,899	829,628

Net increase (decrease) in shares outstanding	1,166,014	$31,829,628

Class D
Year ended December 31, 2024:

Shares issued in reinvestment of dividends and distributions	48	$1,326
Net increase (decrease) in shares outstanding	48	$1,326

Year ended December 31, 2023:

Shares issued in reinvestment of dividends and distributions	8	$204
Net increase (decrease) in shares outstanding	8	$204

Class S
Year ended December 31, 2024:

Shares issued in reinvestment of dividends and distributions	42	$1,149
Net increase (decrease) in shares outstanding	42	$1,149

Year ended December 31, 2023:

Shares issued in reinvestment of dividends and distributions	3	$94
Net increase (decrease) in shares outstanding	3	$94

Class T
Year ended December 31, 2024:

Shares issued in reinvestment of dividends and distributions	42	$1,149
Net increase (decrease) in shares outstanding	42	$1,149

38

Share Class	Shares	Amount

Year ended December 31, 2023:

Shares issued in reinvestment of dividends and distributions	3	$94
Net increase (decrease) in shares outstanding	3	$94

9.	Series A Cumulative Preferred Stock

On January 17, 2024, the Fund issued 125 shares of Series A Cumulative Preferred Stock (the “Series A Preferred Stock”), with a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the “Liquidation Preference”). The Preferred Stock dividends are cumulative at a rate of 12.00% per annum and are redeemable under certain conditions by the Fund.

10.	Repurchases

The Fund intends, but is not obligated, to conduct quarterly tender offers (also referred to as “repurchases”) for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date, in the sole discretion of the Board. In the event a tender offer is oversubscribed, the Fund may accept for purchase additional outstanding shares of Common Stock representing up to 2.0% of the aggregate NAV of its outstanding Common Stock, without amending or extending the tender offer. There were no repurchases for the year ended December 31, 2024.

A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Common Stock at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Common Stock (on a “first in-first out” basis).

11.	Borrowings

On September 18, 2024, the Fund entered into a Revolving Facility (the “Credit Agreement”) with Standard Chartered Bank that allows the Fund to borrow up to an aggregate amount of $100,000,000, with increases in commitments up to $150,000,000 with subsequent credit approval, all subject to availability under the borrowing base and restrictions imposed on borrowings under the 1940 Act. The initial maturity date of the Credit Agreement is September 18, 2026, with an option to extend the maturity date under certain circumstances. The Fund pays a commitment fee on the unused portion of the loan commitment amount at an annual rate of 0.20%. The interest on the loan is calculated at a variable rate based on 1 month Term SOFR, plus any applicable margin. The Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances and engage in certain transactions, including mergers and consolidations. As of December 31, 2024, the Fund was in compliance with all of the Credit Agreement’s covenants. As of December 31, 2024, the Fund did not have any borrowings outstanding in connection with the Credit Agreement.

PGIM Private Real Estate Fund, Inc. 39

Notes to Consolidated Financial Statements (continued)

The Fund utilized the credit facility during the year ended December 31, 2024. Below is a summary of the credit facility usage during the reporting period and the balance outstanding as of December 31, 2024.

Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2024
$14,745,902	6.39%	61	$15,500,000	$—

12.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Limited History of Operations: The Fund is a recently organized, non-diversified, closed-end management investment company with limited history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have limited track record or history on which to base their investment decision.

Real Estate Investment Risk: The Fund’s investments are subject to the risks typically associated with real estate, including but not limited to:

●

local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, and military conflicts, sovereign debt crises and other factors;

●	lack of liquidity inherent in the nature of the asset;

●	reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;

●	ability and cost to replace a tenant/operator/manager upon default;

●	property management decisions;

●	property location and conditions;

●	property operating costs, including insurance premiums, real estate taxes and maintenance costs;

●	competition from comparable properties;

40

●	the occupancy rate of, and the rental rates charged at, the properties;

●	leasing market activity;

●	the ability to collect on a timely basis all rent;

●	the effects of any bankruptcies or insolvencies;

●	changes in interest rates and in the availability, cost and terms of mortgage financing;

●	changes in governmental rules, regulations and fiscal policies;

●	cost of compliance with applicable federal, state, and local laws and regulations;

●	acts of nature, including earthquakes, hurricanes and other natural disasters;

●	climate change and regulations intended to control its impact;

●	the potential for uninsured or underinsured property losses;

●	other factors beyond the Fund’s control.

Commercial Real Estate Industry Risk: The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.

Illiquid Investment Risk: Many of the Fund’s investments will be illiquid, including the Fund’s real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s shareholders. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Inflation Risk: In the United States, inflation has accelerated in recent years as a result of global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen following the COVID-19 pandemic, and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have

PGIM Private Real Estate Fund, Inc. 41

Notes to Consolidated Financial Statements (continued)

adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve. Although inflation has generally been reduced in the United States in recent months, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation could become a serious problem in the future and have an adverse impact on the Fund’s returns.

Liquidity Risk: The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. The Common Stock is not currently listed for trading on any securities exchange. There is currently no public market for the Common Stock and none is expected to develop. Although the Fund may offer to repurchase Common Stock from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Mezzanine Loans Risk: Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Mezzanine loans are subordinate to a first mortgage or other senior debt. Investors in mezzanine loans are generally compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than the rights of foreclosure for first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.

Non-Diversification Risk: The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the United States.

Real Estate Joint Venture Risk: The Fund may enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not

42

otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

●	the real estate joint venture partner in an investment could become insolvent or bankrupt;

●

the joint venture partner will typically have day-to-day control over the investment, and the Fund’s rights regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, will typically be limited. These factors may prevent the Fund from taking actions that are opposed by its real estate joint venture partner; under certain real estate joint venture arrangements, neither party may have the power to unilaterally direct certain activities of the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the real estate joint venture, which could adversely impact the operations and profitability of the real estate joint venture and/or the amount and timing of distributions the Fund receives from the real estate joint venture;

●

the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

●	the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

●

the Fund will typically rely upon its real estate joint venture partner to manage the day-to day operations of the real estate joint venture and underlying assets, as well as to prepare financial information for the real estate joint venture and any failure to perform these obligations appropriately may have a negative impact on the Fund’s performance and results of operations;

●

the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

●	the real estate joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives;

●

the terms of the real estate joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

●	the Fund or its real estate joint venture partner may have the right to cause the Fund to

PGIM Private Real Estate Fund, Inc. 43

Notes to Consolidated Financial Statements (continued)

sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

●	the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.

In addition, disputes between the Fund and its real estate joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. Any of the above risks and conflicts of interest might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate joint venture partner.

Valuation Risk: Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s Independent Valuation Advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of shareholders whose shares are repurchased or new purchasers of the Fund’s Common Stock, depending on whether the Fund’s published NAV per share for such class is overstated or understated. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager, Subadviser, and Independent Valuation Advisor with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment.

Secured Overnight Financing Risk (“SOFR”): SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

44

SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as other reference rates would have performed at any time. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

13.	Subsequent Events

The Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of December 31, 2024 except as discussed below.

On January 21, 2025, the Fund declared monthly dividends of $0.11310 per share for Class I, $0.10732 per share for Class D, and $0.09364 per share for Class S and Class T, payable on January 23, 2025, to Common Shareholders of record on January 22, 2025. The ex-date is January 23, 2025.

On February 21, 2025, the Fund declared monthly dividends of $0.11310 per share for Class I, $0.10732 per share for Class D, and $0.09364 per share for Class S and Class T, payable on February 25, 2025, to Common Shareholders of record on February 24, 2025. The ex-date is February 25, 2025.

PGIM Private Real Estate Fund, Inc. 45

Funds from operations and adjusted funds from operations (unaudited)

Year Ended December 31, 2024

PGIM believes funds from operations (“FFO”) is a meaningful supplemental non-GAAP operating metric. FFO is a standard REIT industry metric defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO as presented below is calculated as a net increase in net assets resulting from operations (computed in accordance with “GAAP”), excluding (i) gain or losses from sales of investments and (ii) the change in net unrealized appreciation (depreciation) of investments.

PGIM also believes that adjusted FFO (“AFFO”) is a meaningful non-GAAP supplemental disclosure of its operating results. AFFO further adjusts FFO in order for PGIM’s operating results to reflect the specific characteristics of its business by adjusting for items it believes are not related to its core operations. The Fund’s adjustments to FFO to arrive at AFFO include removing the impact of certain non-cash items from Fund operating results.

FFO and AFFO should not be considered more relevant or accurate than the GAAP methodology in evaluating PGIM’s operating performance. In addition, FFO and AFFO should not be considered alternatives to net income (loss) as indications of the Fund’s performance or as alternatives to cash flows from operating activities as indications of liquidity, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, FFO and AFFO are not intended to be used as liquidity measures indicative of cash flow available to fund PGIM’s cash needs, including its ability to make distributions to stockholders.

46

Net increase in net assets applicable to common shareholders resulting from operations	$12,108,633
Adjustments to arrive at FFO:
Change in net unrealized appreciation (depreciation) of investments	(6,732,385)

FFO attributable to common shareholders	5,376,248

Adjustments to arrive at AFFO:
Accretion of deferred origination fee	(23,256)
Amortization of deferred financing costs	47,358
Undistributed income attributable to non-consolidated joint ventures	1,219,366

AFFO attributable to common shareholders	$6,619,716

PGIM Private Real Estate Fund, Inc. 47

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PGIM Private Real Estate Fund, Inc. and Shareholders of PGIM Private Real Estate Fund, Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PGIM Private Real Estate Fund, Inc. (the “Fund”) as of December 31, 2024, the related consolidated statements of operations and cash flows for the year ended December 31, 2024, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and its cash flows for the year ended December 31, 2024, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the transfer agent and other auditing procedures for real estate held as of December 31, 2024. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2025

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

48

Tax Information (unaudited)

For the year ended December 31, 2024, the PGIM Private Real Estate Fund, Inc. (the “Fund”) reports the maximum amount allowable, but not less than 100.00% of the ordinary income dividends as qualified business income dividends in accordance with Section 199A of the Internal Revenue Code.

PGIM Private Real Estate Fund, Inc. 49

Other Information

DISTRIBUTION REINVESTMENT PLAN

OF

PGIM PRIVATE REAL ESTATE FUND, INC.

PGIM Private Real Estate Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), declared by its Board of Directors on shares of its common stock (the “Common Stock”):

1. Unless a stockholder specifically elects to receive cash as set forth below, all Distributions hereafter declared by the Board of Directors shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a Distribution in stock.

2. Such Distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Directors to stockholders of record at the close of business on the record date(s) established by the Board of Directors for the Distribution involved.

3. Prudential Mutual Fund Services LLC, the plan administrator (the “Plan Administrator”), will set up an account for the Common Stock acquired pursuant to the Plan for each stockholder who has not elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of stockholders such as banks, brokers or nominees that hold the Common Stock of the Fund for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Stock certified by the record stockholders as representing the total amount registered in such stockholder’s name and held for the account of Participants.

4. When the Fund declares a Distribution, the Plan Administrator, on the stockholder’s behalf, will receive additional authorized Common Stock from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Common Stock issued to a stockholder under the Plan. All Common Stock purchased under the Plan will be held in the name of each Participant.

5. The Fund expects to issue Common Stock pursuant to the Plan, immediately following each Distribution payment date and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond

50

the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a Participant will be distributed to that Participant.

6. A stockholder may, however, elect to receive Distributions in cash. To exercise this option, such stockholder must notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator three (3) days prior to the distribution date fixed by the Board of Directors for the Distribution involved.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the net asset value of the Fund’s shares at the time of termination.

8. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. All fees associated with the Plan will be paid by the Fund.

9. Shares of Common Stock issued pursuant to the Plan will have the same voting rights as the shares of Common Stock issued pursuant to the Fund’s continuous offering.

10. Each Participant may terminate the Participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.pgim.com/investments, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to the Plan Administrator at PGIM Investments PO Box 219929, Kansas City, MO 64121-9929 or by calling the Plan Administrator at (844) 753-6354. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator prior to any distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a Participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Stock on behalf of the terminating Participant. In the event reinvestment

PGIM Private Real Estate Fund, Inc. 51

Other Information (continued)

is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

11. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

12. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

13. The automatic reinvestment of dividends does not relieve Participants of any taxes which may be payable on dividends. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. Specific cost basis information will also be included on a Participant’s statement in accordance with applicable law.

14. These terms and conditions of the Plan shall be governed by applicable federal securities laws and the laws of the State of New York.

Adopted: March 30, 2022

Amended: August 7, 2023

     July 31, 2024

52

Directors and Officers

The Fund’s Board of Directors (the “Board of Directors” or the “Board” and the members thereof, the “Directors”) is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The Board in turn elects the officers, who are responsible for administering the day-to-day operations of the Fund. Information about the Board of Directors and officers is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act, are referred to as “Independent Directors.” Directors who are not deemed to be Independent Directors are referred to as “Interested Directors.”

The Fund’s executive officers are elected by the Board to hold office until their respective successors are duly elected and qualify. Unless noted otherwise, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

Biographical Information of the Board of Directors. Certain biographical and other information relating to the Directors of the Fund is set out below.

Independent Directors

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Morris L. McNair, III 1968 Board Member Portfolios Overseen:46	Chairman of SG Credit Partners, Inc. (lower middle market lender) (August 2019-Present); Chief Executive Officer of MidMark Financial Group, Inc. (specialty finance business) (February 2019-Present); formerly, Founding Partner of Virgo Investment Group (middle-market opportunistic private equity fund) (2010-2019); formerly, Investment Professional, Silver Point Capital (2007-2009); formerly, Senior Managing Director at CIT (2001-2007); formerly, Vice President Wachovia’s Corporate Banking Group (1993-2001).	Formerly, Director, Lease Corporation of America (2013- 2022); formerly, Director, Stonegate Capital (Co-Chairman) (2017- 2019); formerly, Director; AgResource Management/Agrifund (Chairman) (2016-2019); formerly, Director, NOW Account Network Corporation (2014-2019); formerly, Director, HPF Service (Chairman) (2013-2019); formerly, Director, Zippy Shell Incorporated (Chairman) (2015-2018); formerly, Director, Ygrene Energy Fund (2014-2018).	Since March 2022

PGIM Private Real Estate Fund, Inc.

Directors and Officers (continued)

Independent Directors

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Mary Lee Schneider 1962 Board Member Portfolios Overseen: 46	Formerly, President & Chief Executive Officer of SG360° (direct marketing communications) (2015-2018); formerly, President & Chief Executive Officer of Follett Corp. (PreK-12 Educational Technology & Services) (2012-2015); formerly, President, Digital Solutions & Chief Technology Officer for RR Donnelley (communications company for marketing, commercial printing and related services) (1992-2012); formerly, McGraw Hill’s Business Week Magazine (1987-1992); formerly, Time Warner (1985-1987).	Independent Director, SGS & Co. (a global brand agency) (2023- Present); Independent Director, The Larry H. Miller Company (holding company comprised of real estate, senior healthcare, sports/ entertainment businesses and various minority/majority investments) (2015-Present); Trustee, Penn State University’s Board of Trustees (2015-Present); Member, Penn State Investment Council (2023-Present); Member/ Co-Chair, Mercy Home for Boys & Girls’ Leader Council (2014- Present).	Since March 2022

Thomas M. Turpin 1960 Trustee Portfolios Overseen: 46	Formerly, Chief Operating Officer at Heitman LLC (global real estate investment firm) (2013-2018); formerly, Chief Operating Officer and Chief Executive Officer of Old Mutual US Asset Management (institutional and retail asset management business) (2002-2010); formerly, Managing Director and Head of Defined Contribution Plans, Putnam (2000-2001); formerly, Managing Director and Chief Administrative Officer of the Institutional, Retail and Defined Contributions Business; Putnam Investments (1993-1999); formerly, Trust Accountant, Financial Analyst, Controller of Institutional group; formerly, Manager, Global Cash and Securities Processing Group The Boston Company (now part of BNY Mellon) (1982-1993).	Formerly, Director, Old Mutual Asset Management Trust Co. (2009- 2010); formerly, Trustee, Old Mutual Advisors Fund II (2008-2010); formerly, Board Member of numerous investment boutiques majority owned by Old Mutual Asset Management (2004-2010).	Since March 2022

Visit our website at pgim.com/investments

Interested Director

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 150	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Global Product Management and Marketing, PGIM Investments LLC (since February 2006); Vice President (since March 2022) of the PGIM Alternatives Funds and (since March 2010) of the PGIM Retail Funds; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None	Since March 2022

Biographical Information of the Officers of the Fund. Certain biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)

Name Year of Birth Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Stuart S. Parker 1962 President and Principal Executive Officer	President, Chief Executive Officer and Officer in Charge of PGIM Investments LLC (since January 2012); President and Principal Executive Officer (PEO) (since March 2022) of the PGIM Alternatives Funds and (since January 2012) of the PGIM Retail Funds; formerly Chief Operating Officer for PGIM Investments LLC (January 2012- January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005- December 2011); Investment Company Institute-Board of Governors (since May 2012).	Since March 2022

PGIM Private Real Estate Fund, Inc.

Directors and Officers (continued)

Fund Officers(a)

Name Year of Birth Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer (since January 2024) of PGIM DC Solutions LLC, (since July 2022) of the PGIM Alternatives Funds and (since August 2020) of the PGIM Retail Funds, Prudential Annuities Funds, Prudential Mutual Fund Services LLC, and PIFM Holdco, LLC; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since July 2022

Dino Capasso 1974 Chief Compliance Officer	Vice President, PGIM Investments LLC (since June 2024); Chief Compliance Officer (since July 2024) of the PGIM Retail Funds, Prudential Annuities Funds and PGIM Alternatives Funds; formerly Chief Compliance Officer and Vice President, T. Rowe Price Associates, Inc., T. Rowe Price Investment Management, Inc., and the T. Rowe Price mutual fund complex (from May 2022 to May 2024); formerly Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (September 2019 to April 2022); formerly Chief Compliance Officer (July 2019-April 2022) of the PGIM Retail Funds and Prudential Annuities Funds and (March 2022-April 2022) of PGIM Private Real Estate Fund, Inc.; formerly Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (from June 2017 to September 2019).	Since July 2024

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2018) of the PGIM Retail Funds and Prudential Annuities Funds; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential.	Since March 2022

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds, (since March 2020) of the PGIM Retail Funds and (since March 2019) of the Prudential Annuities Funds; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2022

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since June 2020) of the PGIM Retail Funds and Prudential Annuities Funds.	Since March 2022
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2020) of the PGIM Retail Funds and (since November 2020) of the Prudential Annuities Funds; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since March 2022

PGIM Private Real Estate Fund, Inc.

Directors and Officers (continued)

Fund Officers(a)

Name Year of Birth Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds, and (since September 2023) of the PGIM Alternatives Funds; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016- 2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since September 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds and (since September 2023) of the PGIM Alternatives Funds; formerly Associate at Eversheds Sutherland (US) LLP (2021- 2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since September 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since March 2015) of the PGIM Retail Funds.	Since March 2022

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Investment Operations of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since July 2022) of the PGIM Alternatives Funds; formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Treasurer and Principal Financial Officer (March 2022-July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008- 2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since March 2022

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund, (since March 2023) of the PGIM Retail Funds, and (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust, (since September 2022) of the PGIM Private Credit Fund, and (since October 2019) of the Prudential Annuities Funds; formerly Assistant Treasurer (March 2022-July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since March 2022

PGIM Private Real Estate Fund, Inc.

Directors and Officers (continued)

Fund Officers(a)

Name Year of Birth Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust, (since March 2023) of the Prudential Annuities Funds, and (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund, (since March 2022) of the PGIM Private Real Estate Fund, Inc., and (since October 2019) of the PGIM Retail Funds; Assistant Treasurer; formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since March 2022

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since March 2022) of the PGIM Alternatives Funds; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2022

(a)	Excludes Mr. Benjamin, Interested Director of the Fund, who also serves as Vice President of the Fund. See biography above.

Explanatory Notes to Tables:

🌑

Directors are deemed to be “interested,” as defined in the Investment Company Act, by reason of his or her affiliation with PGIM Investments LLC (“PGIM Investments”) and/or an affiliate of PGIM Investments.

🌑	Unless noted otherwise, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

🌑

“Other Directorship Held” includes only Directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”), or other investment companies registered under the Investment Company Act.

🌑

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include:

🌑

The “PGIM Retail Funds” (currently consisting of the PGIM Retail Mutual Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund);

🌑	The “Prudential Annuities Funds” (currently consisting of The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust); and

🌑	The “PGIM Alternatives Funds” (currently consisting of PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, and PGIM Credit Income Fund).

🌑	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Visit our website at pgim.com/investments

US Consumer Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will disclose your personal information within Prudential and your right to opt out of such disclosing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you that others give to us. Collectively, this personal information includes, for example:

🌑	Name
🌑	Address, email address, telephone number, and other contact information
🌑	Employment and occupation, demographic, income, and financial information
🌑	Government ID
🌑	Transaction history
🌑	Medical information for insurance applications & products
🌑	Consumer reports from consumer reporting agencies
🌑	Participant information from organizations that purchase products or services from us for the benefit of their members or employees
🌑	Video and audio recordings, and biometric data
🌑	Information gathered from your internet or network activity
🌑	Information gathered as part of internal investigations

Using Your Information

We use your personal information for various business purposes, including:

🌑	Normal everyday business purposes, such as providing services to you and administrating your account or policy
🌑	Strategic planning and effectuating certain business relationships and partnerships
🌑	Business research and analysis
🌑

Data analytics, modeling (such as predictive modeling), the deployment of automated tools, and in certain instances, artificial intelligence in accordance with applicable law or other regulatory guidance

🌑	Marketing products and services of Prudential and other companies that may interest you
🌑	Detecting and preventing identity theft, fraud, or misuse of your accounts
🌑	As required by law

Disclosing Your Information

We may disclose your personal information, including information about your transactions and experiences:

🌑

Among Prudential companies and with other non-Prudential companies that perform services for us or on our behalf for our everyday business purposes, such as providing services to you, administering your account or policy, and marketing products and services of Prudential and other companies that may interest you.

🌑

As necessary in connection with business operations, limited information may be disclosed to certain business partners and their service providers in order to effectuate and manage business partnerships.

🌑	With another financial institution if you agree that your account or policy can be transferred to that company.

🌑	As permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

🌑

For those customers who have one of our products through a plan sponsored by an employer or other organization, we will disclose your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

🌑

We may also disclose consumer report information among Prudential companies, which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this disclosing by following the instructions described in this notice.

Unless you agree otherwise, we do not disclose your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information. We will not disclose your phone number with non-Prudential companies for the purposes of text messaging. Only Prudential companies who have obtained your prior express written consent will be able to contact you via text messaging.

Note: PGIM, Inc. and its affiliates comprising Prudential’s global investment management businesses do not sell or share Personal Information. PGIM does disclose information internally and with certain third parties. These third parties are our business partners and contractors, and they are bound by contracts, agreements, and monitoring to ensure that your data is treated with utmost protection and respect. Each third-party is carefully vetted, to ensure that they have adequate protection in place to protect your data before we agree to work with them.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

🌑	Visit us online at: https://www.prudential.com/links/privacy-center.
🌑	Call us at: 1-877-248-4019

Note that you are not able to limit our ability to disclose your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions?

If you have any questions or concerns about how we protect, use, and disclose your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019. We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts:

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies:

Prudential Insurance Agency, LLC;

Broker-Dealers and Registered Investment Advisers:

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC ; PGIM Multi-Asset Solutions, LLC, PGIM Real Estate Advisors LLC; Deerpath Capital Management LP; Montana Capital Partners AG

Bank and Trust Companies:

Prudential Trust Company

Investment Companies and Other Investment Vehicles:

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies:

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC; PGIM Real Estate Finance, LLC

Vermont Residents: We will not disclose information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 1/2025

D6021

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/privaterealestate

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Morris L. McNair III ● Mary Lee Schneider ● Thomas M. Turpin ● Scott E. Benjamin

OFFICERS

Stuart S. Parker, President and Principal Executive Officer ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Elyse M. McLaughlin, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Real Estate	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 219929 Kansas City, MO 64121

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Simpson Thacher & Bartlett LLP	425 Lexington Avenue New York, NY 10017

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. An investor may obtain the prospectus by visiting our website at pgim.com/privaterealestate or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Private Real Estate Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder that the Fund may purchase, from time to time, its shares at net asset value.

Mutual Funds and Closed-End Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM PRIVATE REAL ESTATE FUND, INC.

SHARE CLASS	D	I	S	T

NASDAQ	PPRDX	PPRUX	PPRSX	PPRTX

CUSIP	69419Y204	69419Y105	69419Y303	69419Y402

MF252E

PPREF/RP EAST GATE HOLDINGS, LLC

AND SUBSIDIARY

CONSOLIDATED AUDITED

FINANCIAL STATEMENTS

DECEMBER 31, 2024

PPREF/RP East Gate Holdings, LLC and Subsidiary

INDEPENDENT AUDITOR’S REPORT

To the Members

PPREF/RP East Gate Holdings, LLC and Subsidiary

Opinion

We have audited the accompanying consolidated financial statements PPREF/RP East Gate Holdings, LLC and Subsidiary, which comprise the Consolidated Balance Sheet as of December 31, 2024, and the related Consolidated Statements of Operations, Members’ Equity and Cash Flows for the year then ended, and the related notes to the consolidated financial statements.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PPREF/RP East Gate Holdings, LLC and Subsidiary as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of PPREF/RP East Gate Holdings, LLC and Subsidiary. and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about PPREF/RP East Gate Holdings, LLC and Subsidiary’s ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements, including omissions, are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of PPREF/RP East Gate Holdings, LLC and Subsidiary’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about PPREF/RP East Gate Holdings, LLC and Subsidiary’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Rockville, Maryland
February 12, 2025

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Balance Sheet

December 31, 2024
Assets

Investment in real estate
Building and equipment	$36,531,895
Land improvements	433,728
Less: Accumulated depreciation	(1,921,541)
Net building and equipment	35,044,082
Land	8,536,541

Net investment in real estate	43,580,623

Other assets
Cash and cash equivalents	38,249
Tenant accounts receivable	869,403
Leasing costs and commissions, net of accumulated amortization of $ 25,493	332,533
Deposits and other assets	5,386

Total other assets	1,245,571

Total assets	$44,826,194

December 31, 2024
Liabilities and Members’ Equity

Liabilities

Loan payable secured by real estate	$25,626,600
Less: deferred financing costs, net of accumulated amortization of $ 147,664	(193,892)
Loan payable, net	25,432,708

Other liabilities
Accounts payable	17,424
Accrued expenses	90,215
Accrued interest	121,150
Tenant security deposit liability	120,463
Prepaid rent	78,373
Total other liabilities	427,625

Total liabilities	25,860,333

Commitments and contingencies	-

Members’ equity	18,965,861

Total liabilities and members’ equity	$44,826,194

The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Operations

For the year ended December 31, 2024

Revenue

Rental revenue	$3,300,154
Reimbursements and other revenue	667,126

Total revenue	3,967,280

Operating expenses
Management fees	132,063
Salaries	42,966
Utilities	89,628
Repairs and maintenance	332,065
Professional fees	51,399
General and administrative	58,696
Real estate taxes	326,614

Total operating expenses	1,033,431

Income from operations	2,933,849

Other income (expenses)
Interest expense	(1,498,660)
Depreciation and amortization	(952,965)

Total other expenses	(2,451,625)

Net income	$482,224

The accompany Notes to Consolidated Financial Statements are an integral part of these financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Members’ Equity

	(Investor) PPREF East Gate Investors LLC	(Operator) Moerka LLC	Total

Balance, January 1, 2024	$19,332,361	$195,276	$19,527,637

Distributions	(1,033,560)	(10,440)	(1,044,000)

Net income	477,402	4,822	482,224

Balance, December 31, 2024	$18,776,203	$189,658	$18,965,861

The accompanying Notes to Consolidated Financial Statements are an integal part of the financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Cash Flows

For the year ended December 31, 2024

Cash flows from operating activities
Net income	$482,224
Adjustments to reconcile net income to net cash provided by by operating activities
Depreciation and amortization	952,965
Amortization of deferred financing costs included in interest expense	68,311
Increase in
Tenant accounts receivable	(382,989)
Increase (decrease) in
Accounts payable	17,424
Accrued expenses	(61,387)
Tenant security deposit liability	10,537
Prepaid rent	74,167
Net cash provided by operating activities	1,161,252

Cash flows from investing activities
Purchases of property and equipment	(191,806)
Payment of leasing commissions and costs	(161,408)
Net cash used by investing activities	(353,214)

Cash flows from financing activities
Distributions	(1,044,000)

Net change in cash and cash equivalents	(235,962)

Cash and cash equivalents at beginning of year	274,211

Cash and cash equivalents at end of year	$38,249

Supplemental information:
Interest paid	$1,426,441

The accompanying Notes to Consolidated Financial Statements are an integral part of the financials statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024

Note 1 - Organization and significant accounting policies

Organization

PPREF/RP East Gate Holdings, LLC (“Company”) was formed on November 2, 2022 under the laws of the state of Delaware, for the purpose of purchasing, managing and operating a retail rental development located in Chantilly, Virginia. The property consists of 116,032 square feet of retail rental space and pad sites. The Company has two members, the Investor Member who is a 99% capital owner and the Operating Member, who is a 1% capital owner.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of PPREF/RP East Gate Holdings, LLC and PPREF/RP East Gate LLC, which is a wholly owned subsidiary of RPP II JV LLC. Intercompany transactions have been eliminated in consolidation.

Contributions

The members are required to fund “Initial Capital Contributions” as defined in the agreement for the initial acquisition of the property and, to the extent permanent financing is not obtained in an amount sufficient to fully repay the acquisition loan, to contribute capital to repay the shortfall between the acquisition loan payoff amount and permanent financial amount. Since the inception of the Company, the members have made total capital contributions of $22,324,842.

In the event the managing member determines additional capital contributions are necessary, Members are required to fund their contributions by the date specified in the funding notice. If any Member fails to make the contribution, then the other Member may 1) withdraw their contribution; 2) loan the Company the non-contributing Member’s share of the contribution with the option to treat the contributing Member’s contribution as a loan as well ; or 3) fund the non-contributing members capital contribution and dilute the failing members ownership in accordance with the operating agreement (“Priority Contribution”).

Distributions

Distributions of operating cash flow are generally allocated to members in accordance with the operating agreement as follows:

1.	First, to the Members to pay the accrued preferred return on Priority Contributions of the greater of Prime plus 5% or 18%;
2.	Second, to the Members to the extent of Priority Contributions;
3.	Third, to the Members to the extent of the Members Operating Return of 10%;
4.	Fourth, pro-rata in accordance with the funded capital percentages.

Distributions of Extraordinary Cash Flow, as defined in the operating agreement, shall generally be in allocated in accordance with the operating agreement as follows:

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024

1.	First, to the Members to pay the accrued preferred return on Priority Contributions of the greater of Prime plus 5% or 18%;
2.	Second, to the Members to the extent of Priority Contributions;
3.	Third, to the Members to the extent of the Members Operating Return of 10%;
4.	Fourth, pro-rata in accordance with the funded capital percentages until all capital is returned;
5.	Fifth, 95% to the Investor Member and 5% to the Operator Member until a 14% IRR has been achieved by the Investor Member and provided no dilution has occurred; and
6.	Sixth, 90% to the Investor Member and 10% to the Operator Member provided no dilution has occurred.

Allocation of net income and loss

Income and losses are generally allocated based on the Target Capital Accounts of the Members. Target Capital is the amount the Members would receive if the Company sold all of its assets at book value and repaid all liabilities at book value with any remaining proceeds being distributed to the members in accordance with the distribution provisions of the operating agreement.

Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) 842, Leases. All of the Company’s leases with tenants are classified as operating leases. When collection of substantially al lease payment during the lease term is considered probable, the lease qualifies for accrual accounting. Base rents and rent abatements from rental operations are recognized on a monthly straight-line basis over the lease term regardless of when payments are due. The lease agreements generally contain a provision for reimbursements of the tenants’ share of real estate taxes and certain common area maintenance costs. Revenue from reimbursements is generally billed recognized in the period the related expenses are incurred. For leases that contain variable lease payments such as percentage rent based on tenant gross sales are classified as operating leases and revenues are recognized at the end of the lease year or other period in which the tenants’ base sales volume has been reached.

The Company has elected the practical expedient to combine lease and non-lease components where certain conditions are met.

Non-lease revenue is recognized under ASC 606, Revenue from Contracts with Customers, which requires a control-based evaluation to determine revenue recognition. The Company’s non-lease revenues are generally late fees and other charges which are generally recognized at a point in time in accordance with ASC 606.

Cash and cash equivalents

Cash and cash equivalents consist of cash held in depository accounts. The Company may maintain cash balances that exceed federally insured limits but does not believe that this results in any significant credit risk.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024

Tenant accounts receivable

The Company periodically evaluates the collectability of amounts due from tenants and elected an accounting policy to record a general reserve under ASC 450, Contingencies, for tenant receivables that are probable of collection and to record the reserve as bad debt expense. The Company provides for an allowance for doubtful accounts determined principally on the basis of historical experience. Subsequently, tenant receivables balances that are determined to be troubled are removed from the general reserve are written off with an adjustment to rental revenue net of the general reserve attributable to the lease. The Company exercises judgment in assessing the probability of collection and consider payment history and current credit status in making this determination. At December 31, 2024, no allowance has been recorded as the Company considers collection of all receivables highly probable. During 2024, the Company reversed $95,423 of receivables and revenue related to a bankrupt tenant.

Rental income is recognized on a straight-line basis over the noncancelable lease term, which includes the effects of any fixed rent increases and rent abatements under the lease. Straight-line rent is calculated as the amount by which the rental revenue recognized on straight-line basis under the leases exceeds the contractual rental cash payable under the lease. Included in tenant accounts receivable at December 31, 2024 is $308,550, of straight-line rent receivable. For the year ending December 31, 2024, rental revenue includes $220,642 of straight-line rental income.

Deferred financing costs

The Company presents deferred financing costs as a reduction of the mortgage payable, with amortization of deferred financing costs included as a component of interest expense.

Deferred financing costs are amortized over the life of the related loan (5 years) using the effective interest method. Amortization of deferred financing costs for the year ending December 31, 2024 was $68,311 which is included in interest expense on the accompanying consolidated statement of operations. Estimated amortization of deferred financing costs is expected to be as follows:

Year	Amount
2025	$68,311
2026	68,311
2027	57,270

Deferred leasing commissions and costs

Commissions and costs incurred to secure tenants have been capitalized and are amortized using the straight-line method over the initial lease term which generally ranges from 60 to 180 months. At December 31, 2024, the Company had total capitalized leasing commissions of $299,573 and leasing costs of $58,452. For the year ending December 31, 2024, amortization of leasing commissions and costs was $22,474. Total Accumulated amortization of leasing commissions and costs was also $25,493 at December 31, 2024. The weighted average estimated remaining amortization term is 9.41 years.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024

The expected future amortization of leasing commissions and costs over the next five years is expected to be as follows:

Year	Amount
2025	$38,793
2026	39,358
2027	39,358
2028	39,254
2029	30,134

Income taxes

For Federal income tax purposes, the members report their share of the Company’s income or loss for each year on their respective income tax returns. Consequently, no provision for federal income taxes has been included in the accompanying consolidated financial statements.

Accounting for uncertainty in income taxes

The Company evaluates uncertainty in income tax positions based on a more-likely-than-not recognition standard. If that threshold is met, the tax position is then measured at the largest amount that is greater than 50% likely of being realized upon ultimate settlement. As of December 31, 2024, the Company has evaluated its material tax positions and determined that no accruals for uncertain tax positions are required on the Company’s consolidated financial statements. If applicable, the Company records interest and penalties as a component of income tax expense. All of the Company’s tax filings are open to examination by the relevant tax authorities as this is the initial year of operations.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent events

Management has evaluated subsequent events for disclosure in these financial statements through February 12, 2025, which is the date the consolidated financial statements are available to be issued.

Note 2 – Loan payable

The Company entered into am acquisition loan agreement with a bank for a maximum amount of $25,626,000. The loan requires monthly payments of interest at 5.49% and matures in November 2027. The Company has the option to extend the loan for an additional 3 years provided the loan-to-value does not exceed 55% at which time the loan will require monthly payments of principal and interest with a balloon payment due in November 2030. The interest rate for the extension period will be determined

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024 based on the Weekly Average Yield of the United States Treasury Securities, adjusted for a constant maturity of three years plus 2.0% with a 4.5% floor. The loan has the following prepayment penalties: 1) 3% for any principal repaid during the first year; 2) 2% for any principal repaid during the second year; 3) 1% for any principal repaid during the third year; and 4) .5% for any principal repaid during the fourth year. The acquisition loan had a balance of $25,626,000 at December 31, 2024 and related accrued interest of $121,500.

The acquisition loan is secured by the property and is guaranteed with certain non-recourse carve-out guarantees by the majority owner of the Operator. The entire principal balance matures in 2027.

Note 3 – Related party transactions

Management and construction agreement

The Company entered into agreement to pay a management fee of 3.5% of gross collected operating revenues as defined in the agreement plus reimbursement of personnel costs as agreed-upon by the Members. The agreement has a term of one year and automatically renews thereafter. Either party may cancel the agreement with sixty days prior notice. The Company may also terminate the agreement immediately in writing provided a management fee equal to the next monthly installment, or the management fee that would have accrued on the next 60 days collections. The Company incurred $132,063 of management fees for the year ending December 31, 2024, all of which were paid.

The Company may also utilize the management company to perform construction services for the property. The management company is entitled to a construction management fee ranging from 3% on construction with a total cost of under $1,000,000 to 5% on construction with a total cost over $1,000,000 but less than $5,000,000. Any construction fee on construction or improvements over $5,000,000 will be determined by the parties at that time. For the year ending December 31, 2024, the Company incurred $9,134 of construction management fees which were capitalized to land improvements on the accompany consolidated balance sheet.

Leasing services agreement

The Company entered into a leasing agreement to pay a leasing fee ranging from 2% to 4% of the lease amount with a term of up to ten years and not including renewals. The agreement has a term of one year and the renews automatically every year with the second year of the agreement ending on December 31, 2023 and then renewing for calendar periods thereafter. The leasing agreement may be terminated by either party with 30 days prior written notice or by written notice sixty-days before the end of the then existing term of the agreement. The Company may terminate the agreement for cause in writing at any time provided an event of default exists. Total commissions paid under the agreement were $145,504 and are capitalized as a component of leasing commission and costs on the accompanying consolidated balance sheet.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024

Note 4 – Leases

The Company assessed the acquired leases at acquisition for classification under Accounting Standards Codification Section 842: Leases and has determined all of its leases are operating leases. The Company’s assessment involves significant judgements about values of leased property, the term of leases, and discount rates. The Company’s leases generally contain fixed payments of base rent which may include annual or five-year escalations and variable payments which are generally for reimbursements of real estate taxes, insurance and common area maintenance costs. Some leases contain extension or termination options, generally for periods of five years.

The following table presents the future minimum rents the under noncancelable lease agreements the Company expects to receive as of December 31, 2024:

Year	Amount

2025	$3,249,169
2026	3,304,888
2027	3,219,646
2028	3,040,045
2029	2,527,839
Thereafter	4,797,746

Total	$20,139,333

Note 5 – Concentration of credit risk

Geographic location

The Company’s assets are located in Chantilly, Virginia. Therefore, the Company is subject to certain economic risks resulting from all of its revenue being derived from one source in one location.

Note 6 - Commitments and contingencies

Parallel joint venture

The Investor Member has the unilateral right to require the Company or its wholly owned subsidiary to contribute, assign, or sell all or a portion of the property to a parallel joint venture entity, lease all or a portion of the property to a parallel joint venture entity, or enter into a services agreement with a parallel joint venture entity which may include amendments to the operating agreement, management or leasing agreements and cash flow distributions of the Company.

REIT status

The Investor Member has the sole right to take any action necessary to minimize or avoid the amount of nonqualified REIT income or to protect the qualified REIT asset status of the Investor Member’s

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024 investment without regard to the impact on the economics of the Company or its Members. The Investor Member is required to approve all new leases or lease modifications.

Due to former owner

As part of the acquisition, collections of rental income, real estate tax reimbursements or common area maintenance charges related to the period prior to acquisition of the property by the Company are the property of the former owner. During 2023 as part of the real estate tax and common area maintenance true-up calculation for the 2022 calendar year, a total of $68,657 of additional charges were due from tenants related to this period. As a result, the Company has accrued a liability of that amount which is included in accrued expenses on the accompany consolidated balance sheet at December 31, 2024. The amounts are expected to paid when disagreements with certain tenants over allocation percentages are resolved and prior year charges collected.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

CBIZ CPAs P.C. 730 Third Avenue 11th Floor New York, NY 10017 P: 212.485.5500

Independent Auditors’ Report

To the Members

of PPREF/Stiles Monarch TC Holdings, LLC:

Opinion

We have audited the consolidated financial statements of PPREF/Stiles Monarch TC Holdings LLC (the “Company”), which comprise the consolidated balance sheet as of December 31, 2024, and the related consolidated statements of income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

1

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

New York, NY
February 14, 2025

2

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2024

Assets

Rental Property - at fair value (Cost: $61,527,012)	$61,000,000
Cash	322,139
Restricted cash	153,810
Accounts receivable, net	683,402
Prepaid expenses and other assets	6,023

Total Assets		$62,165,374

Liabilities and Members’ Equity

Liabilities
Mortgage loan payable, net	$33,053,017
Accounts payable and accrued expenses	576,542
Accrued interest	137,024
Prepaid rent	48,999
Tenant security deposits payable	153,834

Total Liabilities		$33,969,416

Commitments and Contingencies

Members’ Equity		28,195,958

Total Liabilities and Members’ Equity		$62,165,374

The accompanying notes are an integral part of these consolidated financial statements.

3

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2024

Revenues
Rental income	$5,293,583

Total Revenues		$5,293,583

Expenses
Real estate taxes	1,199,754
Property insurance	191,405
Repairs and maintenance	287,343
General and administrative	189,078
Utilities	104,745
Management fees	168,516
Interest expense	1,710,250

Total Expenses		3,851,091

Income before Unrealized Appreciation of Rental Property		1,442,492

Unrealized Appreciation of Rental Property		1,071,991

Net Income		$2,514,483

The accompanying notes are an integral part of these consolidated financial statements.

4

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2024

	PPREF Monarch Investor, LLC	SC Monarch, LLC	Total

Balance - January 1, 2024	$26,837,776	$408,699	$27,246,475

Distributions	(1,541,525)	(23,475)	(1,565,000)

Net income	2,476,766	37,717	2,514,483

Balance - December 31, 2024	$27,773,017	$422,941	$28,195,958

The accompanying notes are an integral part of these consolidated financial statements.

5

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

Cash Flows From Operating Activities
Net income	$2,514,483
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of debt issuance costs	92,479
Unrealized appreciation of rental property	(1,071,991)
Allowance for uncollectible leases	13,850
Changes in operating assets and liabilities:
Accounts receivable	(282,317)
Accounts payable and accrued expenses	(106,758)
Prepaid rent	(129,598)

Net Cash Provided by Operating Activities		1,030,148

Cash Flows Used in Investing Activities
Additions to rental real estate		(11,933)

Cash Flows Used in Financing Activities
Distributions to members		(1,565,000)

Net Change in Cash and Restricted Cash		(546,785)

Cash and Restricted Cash - Beginning		1,022,734

Cash and Restricted Cash - Ending		$475,949

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest		$1,617,771

Reconciliation of Cash and Restricted Cash
Cash		$322,139
Restricted cash		153,810

Cash and Restricted Cash - Ending		$475,949

The accompanying notes are an integral part of these consolidated financial statements.

6

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

PPREF/Stiles Monarch TC Holdings, LLC (“Monarch Holdings”), a Delaware limited liability company, is governed by an operating agreement dated October 28, 2022 (the “JV Agreement”) between PPREF Monarch Investor, LLC (“PGIM”) with 98.5% interest and SC Monarch, LLC (“Stiles”) with 1.50% interest (collectively, the “Members”). PGIM is the managing member.

Monarch Holdings, and its wholly owned subsidiary, Monarch Town Center Owner, LLC (“Monarch Owner”), collectively, the “Company”, were formed for the purpose of acquiring, owning, leasing, managing and operating a shopping center located in Miramar, Florida (the “Property”).

The Company acquired the Property on October 28, 2022, for $61,544,000, excluding acquisition costs. The Property consists of a grocery anchored retail shopping center containing approximately 145,000 square feet of rentable area combined within three buildings.

The Company shall have perpetual existence, unless sooner dissolved pursuant to the JV Agreement.

Distribution of cash, profits and losses are to be allocated among the members in accordance with the JV Agreement.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of Monarch Holdings and its wholly owned subsidiary, Monarch Owner. All significant intercompany accounts and transactions have been eliminated in consolidation.

BASIS OF ACCOUNTING

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for entities that report rental properties at fair value.

7

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RENTAL PROPERTY

The rental property is comprised of land, building and building improvements, tenant improvements, acquisition costs and leasing commissions. The Company records the rental property at fair value. The initial cost basis of the Company’s rental property represents the purchase price of the Property, including direct acquisition costs. The cost basis of the rental property is subsequently adjusted for development costs, improvements and other tenant related costs. Ordinary repairs and maintenance and subsequent replacements of operating supplies and equipment are expensed as incurred.

The Company does not record depreciation and amortization of the rental property. Any difference between cost and fair value is reported as a change in unrealized appreciation or depreciation of the rental property.

CONCENTRATION OF CREDIT RISK

The Company generally maintains cash balances in financial institutions that may, from time to time, exceed the federally insured limits. The Company mitigates this risk by depositing funds in major financial institutions.

ACCOUNTS RECEIVABLE

The Company assesses the collectability of its lease revenue and receivables on an on-going basis by (i) assessing the probability of receiving all lease amounts due on a lease by lease basis, (ii) reserving all amounts for those leases where collection of substantially all of the remaining lease payments is not probable and (iii) subsequently, will only recognize revenue to the extent cash is received. If the Company determines that collection of the remaining lease payments becomes probable at a future date, the Company will recognize the cumulative revenue that would have been recorded under the original lease agreement.

In addition to the specific reserves recognized under ASC 842, the Company also evaluates its lease receivables for collectability at a portfolio level under ASC 450, Contingencies – Loss Contingencies. The Company recognizes a reserve under ASC 450 when the uncollectible revenue is probable and reasonably estimable. The Company applies this reserve to the population of the Company’s revenue and receivables not specifically addressed as part of the specific ASC 842 reserve.

As of December 31, 2024, allowance for uncollectible leases amounted to approximately $14,000.

8

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEBT ISSUANCE COSTS

Debt issuance costs were incurred in connection with obtaining the mortgage loan payable. These costs are recorded as a direct deduction of the related debt obligation and are being amortized on a straight-line basis over the term of the related debt which approximates the effective interest rate method. Such amortization is included in interest expense in the accompanying consolidated statement of income.

REVENUE RECOGNITION

The Company recognizes base rental income based on the contractual rents due under the terms of the related leases. Revenue recognition commences from lease agreements at the date the leased premises is ready for its intended use by the tenant and the tenant takes possession, or controls the physical use of the leased premise. The Company also receives reimbursements from tenants for certain costs as provided in the lease agreements. These costs include real estate taxes, utilities, insurance, common area maintenance and other recoverable costs, and are considered variable lease payments. The Company recognizes such reimbursement of expenses by tenants as revenue when earned and the amounts can be reasonably estimated. The Company recognizes revenue net of sales tax collected and remitted to the state taxing authority.

The Company has elected to combine the non-lease components with the lease components of the Company’s operating lease agreements and account for them as a single lease component in accordance with ASC 842 – Leases.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The most significant estimates relate to the valuation of rental property.

INCOME TAXES

No provision for income taxes is necessary in the consolidated financial statements of the Company because limited liabilities companies are generally not subject to income tax at the entity level. Each member is responsible for reporting their allocable share of the Company’s income, gains, losses, deductions, and credits in their individual tax return.

9

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES (CONTINUED)

The Company’s tax returns are subject to examination by federal and state taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change upon final determination by the respective taxing authority.

NOTE 3 - RENTAL PROPERTY

The Company’s rental property as of December 31, 2024 consists of the following:

Rental property, at cost	$61,527,012
Cumulative Unrealized Depreciation	(527,012)

Ending – December 31,2024	$61,000,000

The Property is leased to tenants under operating leases that expire at varying times through 2040. As of December 31, 2024, the Property was approximately 98% leased.

The components of rental income are as follows:

Fixed lease payments	$3,726,018
Variable lease payments	1,567,565

Total Lease Payments	$5,293,583

Approximately 63% of the total rentable square feet was leased to three tenants who contributed to approximately 50% of the total base rents. As of December 31, 2024, one of these tenants accounted for approximately 55% of the tenant receivable balance included in the consolidated balance sheet. Expected future minimum rents per non-cancellable leases in effect at December 31, 2024 are as follows:

For the year ending December 31,	Amount
2025	$3,535,654
2026	3,700,570
2027	3,681,750
2028	3,691,869
2029	3,690,309
Thereafter	17,926,861

$36,227,013

10

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 3 - RENTAL PROPERTY (CONTINUED)

Approximately 62% of the future minimum rents is due from the four tenants. In addition to the base rents above, expense reimbursements are billed to the tenants based on annual estimates of operating expenses.

NOTE 4 - FAIR VALUE MEASUREMENT

The Company measures fair value in accordance with Financial Accounting Standards Board ASC 820 (“FASB ASC 820”), which establishes a fair value measurement framework, provides a single definition of fair value, and requires expanded disclosure summarizing fair value measurements. FASB ASC 820 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants, in the principal or most advantageous market considering the highest and best use of an asset or non-performance risk related to a liability, at the measurement date.

FASB ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable input be used when available. Observable inputs are inputs that the market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The hierarchy is measured in three levels based on the reliability of inputs:

•

Level I - Valuations based on quoted prices in active markets for identical assets or liabilities that a company has the ability to access. Valuation adjustment and block discounts are not applied to Level I instruments.

•

Level II - Valuations based on quoted prices in less active, dealer or broker markets. Fair values are primarily obtained from third party pricing services for identical or comparable assets or liabilities.

•

Level III - Valuations derived from other valuation methodologies, including pricing models, discounted cash flow models and similar techniques, and not based on market, exchange, dealer, or broker-traded transactions. Level III valuations incorporate certain assumptions and projections that are not observable in the market and significant professional judgment in determining the fair value assigned to such assets or liabilities.

11

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table present the Company’s assets measured at fair value on a recurring basis as of December 31, 2024:

	Fair value measurements at December 31, 2024
	Cost Balance	Amounts measured at fair value	(Level I)	(Level II)	(Level III)

Rental Property	$61,527,012	$61,000,000	$--	$--	$61,000,000

Total	$61,527,012	$60,000,000	$--	$--	$60,000,000

The following is a reconciliation of the beginning and ending balances for rental property measured at fair value on a recurring basis using significant unobservable inputs (Level III) during the year ended December 31, 2024:

Balance – December 31, 2023	$59,916,076

Additions – capital expenditures	11,933
Change in unrealized appreciation	1,071,991

Balance – December 31, 2024	$61,000,000

In general, fair value estimates are based upon property appraisal reports prepared by independent real estate appraisers (members of the Appraisal Institute or an equivalent organization) within a reasonable amount of time following acquisition of the real estate and no less frequently than annually thereafter. Management of the Company is responsible to assure that the valuation process provides independent and reasonable property fair value estimates. An unaffiliated third-party appraisal management firm has been appointed to assist in maintaining and monitoring the independence and the accuracy of the appraisal process.

12

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

The purpose of an appraisal is to estimate the fair value of real estate as of a specific date. In accordance with FASB authoritative guidance on fair value measurements and disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The estimate of fair value is based on the conventional approaches to value, all of which require the exercise of subjective judgment. The three approaches are: (1) Cost Approach – current cost of reproducing the real estate less deterioration and functional and economic obsolescence; (2) Income Approach - discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor: and (3) Market Approach - value indicated by recent sales of comparable real estate in the market. Key inputs and assumptions include rental income and expense amounts, related rental income and expense growth rates, discount rates and capitalization rates. In the reconciliation of these three approaches, the independent appraiser uses one or a combination of them, to estimate the approximate value for the type of real estate in the market.

As described above, the estimated fair value of related assets is generally determined through an appraisal process. These estimated fair values may vary significantly from the prices at which the rental property would sell, since market prices of rental property can only be determined by negotiation between a willing buyer and seller. These variances could be material to the financial statements. Although the estimated fair value represents subjective estimates, management believes the estimated fair value is a reasonable approximation of market prices and the aggregate estimated value of rental property is fairly presented as of December 31, 2024.

The following table shows quantitative information about unobservable inputs related to the Level 3 fair value measurements as of December 31, 2024.

	Fair Value at 12/31/2024	Valuation Technique	Unobservable Inputs	Inputs
Rental Property	$61,000,000	Income Approach /Discounted cash flow	Terminal cap rate	5.50%

			Discount rate	6.25%
Total	$61,000,000

Management has exercised their professional judgment in determining the valuation and estimates contained in the financial statements. The application of the foregoing method for estimating fair value represents management’s best judgment based upon its evaluation of the current and future economic and market conditions. Because of the inherent uncertainty of real estate valuations related to assumptions regarding highest and best use, capitalization rates, the availability of capital, market participants, occupancy rates, rental rates, interest and inflation rates, and other factors, the estimated fair values reflected in the financial statements will differ from values that would be determined by negotiation between independent parties in sales transactions and the difference could be material.

13

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 5 - MORTGAGE LOAN PAYABLE, NET

At acquisition, the Company entered into a mortgage loan agreement (“Mortgage Loan”) for financing of $33,500,000 with a financial institution (the “Lender”) requiring interest only payments through the maturity date of October 28, 2029, at which point, the entire principal balance plus accrued but unpaid interest shall become due and payable. The Mortgage Loan has a fixed interest rate of 4.75% per annum. For the year ended December 31, 2024, interest expense incurred amounted to $1,617,771.

As of December 31, 2024, the outstanding principal balance of the Mortgage Loan was $33,500,000. The Mortgage Loan is collateralized by the Property and guaranteed, with certain customary non-recourse carve-out guarantees, by an affiliate of PGIM.

Mortgage Loan payable consists of the following at December 31,2024:

Principal balance	$33,500,000
Less: unamortized debt issuance costs	446,983

Mortgage Loan Payable, net	$33,053,017

The Company is required to maintain a minimum debt service coverage ratio (“DSCR”) of at least 1.20:1.00. In the event the DSCR falls below the above-mentioned ratio, the Company is obligated to follow certain requirements set forth in the loan agreement. As of December 31, 2024, the Company is in compliance with the DSCR requirement.

NOTE 6 - RELATED PARTY TRANSACTIONS

PROPERTY MANAGEMENT AGREEMENT

The Company entered into a property management agreement with Stiles Property Management LLC (“Manager”), an affiliate of Stiles, to manage operation of the Property. The initial term is for one year, thereafter, the agreement will renew automatically for successive periods of one year, unless terminated by written notice pursuant to the agreement. The Manager is entitled to a fee based on 3% of gross monthly collected receipts, as defined in the agreement. For the year ended December 31, 2024, management fees amounted to $168,516 of which $13,190 is unpaid.

The Company may also utilize the Manager to perform construction services for the Property. The Manager is entitled to a construction management fee ranging from 3% to 5% of construction costs, defined in the agreement. For the year ended December 31, 2024, no construction management fees were earned or paid.

14

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 6 - RELATED PARTY TRANSACTIONS (CONTINUED)

LEASING AGREEMENT

The Company entered into a leasing agreement with an affiliate of Stiles to pay a leasing fee ranging from 2% to 4% of the lease amount with a term of up to ten years, excluding renewals. The agreement has a term of one year and automatically renews every year thereafter, unless terminated. For the year ended December 31, 2024, no leasing commissions were earned or paid.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

TENANT ALLOWANCE AND LEASING COMMISSIONS

At acquisition of the Property, on October 28, 2022 (“Closing”), the Company received a credit from the seller in the amount of approximately $1.3 million to assume the obligation to fund certain unpaid contractual future tenant improvements and leasing commissions. At December 31, 2024, the balance of this commitment was approximately $220,000.

Further, to address build-out costs associated with leasing certain vacant units at the Property (“Vacant Spaces”), the Company received a credit in the amount of $587,375 which was applied against the purchase price.

ESCROW HOLDBACK

At Closing, the Vacant Spaces were master leased by the seller and the escrow agent withheld from the seller’s proceeds approximately $1.3 million ( “Master Lease Holdback Amount”) to pay for (i) twenty-four (24) months of base rents and expense reimbursements for the Vacant Spaces, (ii) leasing commissions for the Vacant Spaces and, (iii) rental payments due on any other leased space from the date of Closing until the date the applicable tenant is obligated to begin making full rental payments.

On the first day of each calendar month following the month of the Closing, the escrow agent shall release to the Company an amount equal to one-twenty-fourth (1/24) of the Master Lease Holdback Amount, which the Company under the lease would otherwise have received had all or portions of the Vacant Spaces been leased, and rent had commenced. As each Vacant Space is leased and rental payments commence, an amount equal to the leasing commissions for such space shall be released to the Company and any remainder of the Master Lease Holdback Amount applicable to such leased space will be released to seller.

15

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 7 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

ESCROW HOLDBACK (CONTINUED)

For the year ended December 31, 2024, approximately $256,000 was disbursed to the Company for rental payments due under the above agreement. As of October 2024, the agreement terminated after expiration of the stipulated 24-month period for the required disbursements. Consequently, the remaining balance of approximately $216,000 held in the escrow will be released to the seller by the escrow agent.

PARALLEL JOINT VENTURE

PGIM has the unilateral right to require the Company to contribute, assign, or sell all or a portion of the Property to a parallel joint venture entity, lease all or a portion of the Property to a parallel joint venture entity, or enter into a services agreement with a parallel joint venture entity which may include amendments to the operating agreement, management or leasing agreements and cash flow distributions of the Company.

ENVIRONMENTAL

Like other companies in the commercial real estate industry, the Company is subject to numerous federal, state, and local environmental laws and regulations. The Company is not aware of any environmental conditions at the Property or material costs of complying with environmental or governmental regulations that could have a material adverse effect on the Company’s financial position, results of operations or cash flows.

LITIGATION

The Company is not aware of any litigation threatened against it if adversely determined could have a material adverse effect on the Company’s financial position, results of operations or cash flows.

NOTE 8 - GEOGRAPHIC CONCENTRATION

The Company’s rental operation is located in Florida which is subject to local economic conditions and exposes the Company to greater economic risks than if it owned a more geographically dispersed portfolio.

16

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 9 - SUBSEQUENT EVENTS

The Company evaluated all events and transactions that occurred after December 31, 2024 through February 14, 2025, the date these consolidated financial statements were available to be issued. During this period, the Company did not have any material subsequent events.

17

EisnerAmper

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS TOGETHER WITH INDEPENDENT AUDITORS' REPORT

DECEMBER 31, 2024

www.eisneramper.com

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

EisnerAmper LLP One California, Suite 1700 San Francisco, CA 94111 T 415.974.6000 F 415.974.5488 www.eisneramper.com

INDEPENDENT AUDITORS’ REPORT

To the Members of

PPREF/IEC Napa Green Holdings, LLC

Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of PPREF/IEC Napa Green Holdings, LLC and Subsidiary (the “Company”), which comprise the consolidated balance sheet as of December 31, 2024, and the related consolidated statements of operations, members’ equity, and cash flows for the period from September 27, 2024 (inception) to December 31, 2024, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the consolidated financial position of PPREF/IEC Napa Green Holdings, LLC and Subsidiary as of December 31, 2024, and the consolidated results of their operations and their cash flows for the period from September 27, 2024 (inception) to December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

“EisnerAmper” is the brand name under which EisnerAmper LLP and Eisner Advisory Group LLC and its subsidiary entities provide professional services. EisnerAmper LLP and Eisner Advisory Group LLC are independently owned firms that practice in an alternative practice structure in accordance with the AICPA Code of Professional Conduct and applicable law, regulations and professional standards. EisnerAmper LLP is a licensed CPA firm that provides attest services, and Eisner Advisory Group LLC and its subsidiary entities provide tax and business consulting services. Eisner Advisory Group LLC and its subsidiary entities are not licensed CPA firms.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

EISNERAMPER LLP
San Francisco, California
February 11, 2025

EisnerAmper LLP www.eisneramper.com

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Consolidated Balance Sheet

December 31, 2024

ASSETS
Real estate, at cost:
Land	$7,706,531
Buildings and improvements	37,510,445
Construction in progress	61,098

Total	45,278,074

Less: accumulated depreciation	(261,191)

Real estate, net	45,016,883
Cash	235,436
Restricted cash	703,859
Prepaid expenses and other assets, net	233,742

Total assets	$46,189,920

LIABILITIES AND MEMBERS’ EQUITY
Liabilities:
Mortgage loan payable, net	$28,492,269
Accounts payable, accrued expenses and other liabilities	564,382
Accrued interest payable	128,708

Total liabilities	29,185,359

Members’ equity	17,004,561

Total liabilities and members’ equity	$46,189,920

See notes to consolidated financial statements	3

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Consolidated Statement of Operations

Period from September 27, 2024 (inception) to December 31, 2024

Revenue:
Rental income	$1,174,497

Expenses:
Property operating expenses	290,878
Real estate taxes	148,696
Depreciation	261,191
General and administrative	49,160

Total operating expenses	749,925

Income from operations	424,572
Interest expense	437,864

Net loss	$(13,292)

See notes to consolidated financial statements	4

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Consolidated Statement of Members’ Equity

Period from September 27, 2024 (inception) to December 31, 2024

	PPREF Napa Green Investor LLC (Investor Member)	IEC Napa Green Member, LLC (Operator Member)	Total

Balance - September 27, 2024	$-	$-	$-
Contributions	15,490,905	1,709,862	17,200,767
Distributions	(164,623)	(18,291)	(182,914)
Net loss	(11,963)	(1,329)	(13,292)

Balance - December 31, 2024	$15,314,319	$1,690,242	$17,004,561

See notes to consolidated financial statements	5

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Consolidated Statement of Cash Flows

Period from September 27, 2024 (inception) to December 31, 2024

Cash flows from operating activities:
Net loss	$(13,292)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	261,191
Amortization of deferred financing costs	39,284
Changes in:
Prepaid expenses and other assets	(233,742)
Accounts payable, accrued expenses and other liabilities	564,382
Accrued interest payable	128,708

Net cash provided by operating activities	746,531

Cash flows from investing activities:
Real estate acquisition	(45,216,976)
Capital expenditures	(61,098)

Net cash used in investing activities	(45,278,074)

Cash flows from financing activities:
Proceeds from mortgage loan	29,250,000
Payment of loan fees and expenses	(797,015)
Contributions by members	17,200,767
Distributions to members	(182,914)

Net cash provided by financing activities	45,470,838

Net increase in cash	939,295
Cash and restricted cash - September 27, 2024	-

Cash and restricted cash - December 31, 2024	$939,295

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$269,872

Reconciliation of cash and restricted cash:
Cash	$235,436
Restricted cash	703,859

Total cash and restricted cash shown in the consolidated statement of cash flows	$939,295

See notes to consolidated financial statements	6

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2024

NOTE A - ORGANIZATION AND NATURE OF BUSINESS

PPREF/IEC Napa Green Holdings, LLC (the “Company”) was formed on September 27, 2024 as a Delaware limited liability company and operates pursuant to its Limited Liability Company Agreement (the “Agreement”). The Company, through its wholly owned subsidiary PPREF/IEC Napa Green LLC, engages in owning and managing a 166-unit apartment community known as Napa Green Apartments (the “Property”) in Napa, California.

The Company has two members, the Investor member, which is a 90% capital owner, and the Operator member, which is a 10% capital owner. The Investor member serves as the managing member of the Company, with responsibility for the management, supervision and control of the Company (the “Manager”).

The Company will dissolve upon the sale or other disposition of the Property unless earlier dissolved by the members pursuant to the provisions of the Agreement.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]	Basis of presentation and principles of consolidation:

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The results of the Company and its wholly owned and controlled subsidiary are presented on a consolidated basis. Intercompany accounts and transactions have been eliminated in consolidation. No other entities have been identified for consolidation.

[2]	Cash:

Cash is held in deposit accounts with third-party financial institutions, the balances of which, at times, may exceed federally insured limits.

[3]	Restricted cash:

Restricted cash includes a repair reserve required by the Company’s mortgage lender (see Note E) and cash escrowed for real estate taxes.

[4]	Real estate:

The Company accounted for its purchase of the Property as an asset acquisition whereby the purchase price, together with capitalized transaction costs, are allocated to the assets acquired and liabilities assumed, if any, using their relative fair values determined by management as of the acquisition date. The purchase cost of the Property was allocated to land and buildings. The value, if any, of intangibles, such as in-place leases and above-market and below-market leases, was immaterial due to the short-term nature of the leases. Accordingly, no value is allocated to intangible lease assets or liabilities in the accompanying consolidated financial statements.

Land, buildings, and improvements are recorded at cost. Depreciation is recognized on a straight-line basis over estimated useful lives of 40 years for buildings and 5 to 15 years for building improvements. Expenditures for ordinary maintenance and repairs are charged to expense as incurred.

Construction and soft costs attributable to property improvements are capitalized during the development and construction phases. Depreciation commences when such improvements are placed in service.

7

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2024

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[5]	Impairment of long-lived assets:

Management evaluates for impairment of the Property whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. Impairment is recognized when the expected undiscounted cash flows for the Property are less than its carrying amount, at which time the Property is written down to fair value. There were no impairments recognized during the period ended December 31, 2024.

[6]	Deferred financing costs:

External fees and costs incurred to obtain the acquisition loan (see Note E) have been deferred and are presented as direct deductions from the carrying amount of the corresponding debt liability. Such financing costs are being amortized over the term of the loan on a straight-line basis, which approximates the effective interest method, and are included within interest expense.

[7]	Leases and revenue recognition:

The Company leases apartments to residents under operating leases due on a monthly basis with terms of approximately one year or less. These leases provide residents with the contractual right to use all the physical space specified in their respective leases and there are no options given to the lessee to purchase the underlying assets. The determination of whether these contracts contain leases does not require significant assumptions or judgments.

Rental revenues are recognized in accordance with ASC Topic 842, Leases, pursuant to which:

•

Non-lease components, consisting of utility reimbursements and charges for amenities, meet the criteria to be aggregated into a single lease component because they cannot be leased on their own and the timing and pattern of recognition of the non-lease components are the same as those of the lease components.

•	Rental revenues from the combined components are recognized monthly as earned.
•	Any identified uncollectible amounts related to individual lease contracts are excluded from recognition of revenue until such amounts are received.

[8]	Income taxes:

The Company elects to be treated as a partnership for U.S. federal income tax purposes and is not required to pay income taxes on income or gains. Each member’s applicable share of the Company’s income and gains or losses is reported on the member’s income tax returns in accordance with the laws of the applicable jurisdictions. Management is responsible for determining whether a tax position taken by the Company is more likely than not to be sustained on the merits. The Company has no material unrecognized tax benefits or uncertain income tax positions and has not incurred any interest or penalties related to unrecognized tax benefits. If applicable, the Company would recognize any such interest and penalties in interest expense and other expenses, respectively.

8

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2024

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[9]	Use of estimates:

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, assumptions and judgments that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C - INVESTMENT IN REAL ESTATE

On September 27, 2024, the Company acquired the Property for $45 million from an affiliate of the Operator member. The following table summarizes the Company’s purchase price allocation (inclusive of capitalized acquisition costs):

Land	$7,706,531
Buildings and improvements	37,510,445

Net assets acquired	$45,216,976

NOTE D - LEASES

The following table presents the components of rental revenues for the period ended December 31, 2024:

Residential rent	$1,060,929
Expense reimbursements	95,672
Parking, pets, storage and laundry	11,930
Other	5,966

$1,174,497

NOTE E - DEBT

In connection with purchasing the Property, the Company obtained a $29.25 million fixed-rate acquisition loan. The loan requires monthly interest payments at 5.11% per annum, with all outstanding principal and interest due at maturity on October 1, 2029.

The loan is secured by the Property and is guaranteed, with certain customary non-recourse carve-outs, by the Company’s members. The loan agreement contains customary terms for commercial mortgages, including pledge of all rental revenue and related tenant receivables presented in the accompanying consolidated financial statements. The loan agreement requires the Company to maintain compliance with, among other matters, certain financial covenants. The Company was in compliance with its debt covenants as of December 31, 2024.

The following is a summary of the Company’s mortgage loan payable as of December 31, 2024:

Total outstanding principal	$29,250,000
Unamortized deferred financing costs	(757,731)

Mortgage loan payable, net	$28,492,269

9

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2024

NOTE E - DEBT (CONTINUED)

The following table summarizes deferred financing cost activity related to the acquisition loan for the period ended December 31, 2024:

	Deferred Financing Costs	Accumulated Amortization	Totals

Balances as of September 27, 2024	$-	$-	$-
Deferred financing costs incurred	797,015	-	797,015
Amortization (1)	-	(39,284)	(39,284)

Balances as of December 31, 2024	$797,015	$(39,284)	$757,731

(1) Included in interest expense.

NOTE F - MEMBERS’ EQUITY

Capital Contributions

The members funded initial capital contributions for the acquisition of the Property. To the extent permanent financing is not obtained sufficient to fully repay the acquisition loan at its maturity (see Note E), the members will be required to contribute capital to repay the shortfall between the acquisition loan payoff amount and the permanent financing, if any. The Manager may also call additional capital from time to time to enable the Company to fund expenditures as specified in the Agreement. The Agreement provides for certain remedies in the event a member defaults on such additional capital contributions.

Allocation of Profits and Losses

In general terms, net income and net loss for each year are allocated to the members to align their respective capital account balances as nearly as possible to the distributions that would be made to the members as set forth in the Agreement.

Assignment, Sale or Transfer of Member Interest

Except as provided in the Agreement, no member may, without the prior written consent of the other member, sell, assign, give, pledge, hypothecate, or otherwise transfer its interest in the Company.

NOTE G - RELATED PARTY TRANSACTIONS

Refer to Note C for a description of the Company’s acquisition of real estate from a related party.

The following summary describes the fees paid and services performed by affiliated entities and other related parties under applicable agreements.

Property Management

An affiliate of the Operator member earns a management fee of 3% of monthly gross collected revenue. For the period ended December 31, 2024, the property management fee totaled $31,109 and is included in property operating expenses in the consolidated statement of operations.

10

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2024

NOTE G - RELATED PARTY TRANSACTIONS (CONTINUED)

Asset Management

Commencing in calendar year 2025, the Company will pay to an affiliate of the Operator member an annual fee of $25,000 in connection with its asset management services to the Property.

NOTE H - RISKS AND UNCERTAINTIES

General

The rents or sales proceeds that the Company receives and the occupancy levels at the Property may decline because of adverse changes in the overall economy, the real estate business generally, and demand for the Company’s Property. If rental revenues, sales proceeds and/or occupancy levels decline, the Company generally would expect to have less cash available to pay indebtedness and for distribution to members. In addition, major expenses, including mortgage payments, real estate taxes, and maintenance costs generally do not decline when the related rents decline.

Geographic Concentration

The Company owns a single property located in Napa, California, which is subject to local economic conditions and exposes the Company to greater economic risks than if it owned a more geographically dispersed portfolio.

Insurance

The Property carries insurance with policy specifications, limits and deductibles customarily carried for similar properties. There are, however, certain types of losses that may be either uninsurable or not economically insurable. If an uninsured loss were to occur, the Company could lose its investment in, and anticipated profits and cash flows from, the Property.

NOTE I - SUBSEQUENT EVENTS

The Company evaluated subsequent events for recognition and disclosure through February 11, 2025, the date these consolidated financial statements were available to be issued.

11

PPREF/MI PEARLAND INDUSTRIAL, LP

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

PPREF/MI PEARLAND INDUSTRIAL, LP

CBIZ CPAs P.C. 730 Third Avenue 11th Floor New York, NY 10017 P: 212.485.5500

Independent Auditors’ Report

To the Partners

of PPREF/MI Pearland Industrial, LP:

Opinion

We have audited the financial statements of PPREF/MI Pearland Industrial LP (the “Partnership”), which comprise the balance sheet as of December 31, 2024, and the related statements of income, changes in partners’ capital, and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Partnership and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

1

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

New York, NY
February 14, 2025

2

PPREF/MI PEARLAND INDUSTRIAL LP

BALANCE SHEET

DECEMBER 31, 2024

Assets

Rental property - at fair value (Cost: $33,354,896)	$35,500,000
Cash	852,256

Total Assets		$36,352,256

Liabilities and Partners’ Capital

Liabilities
Note payable -senior equity contribution	$20,100,000
Accrued interest- senior equity contribution	111,511
Accounts payable and accrued expenses	18,935
Prepaid rent	566,459

Total Liabilities		$20,796,905

Commitments and Contingencies		--

Partners’ Capital		15,555,351

Total Liabilities and Partners’ Capital		$36,352,256

The accompanying notes are an integral part of these financial statements.

3

PPREF/MI PEARLAND INDUSTRIAL LP

STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2024

Revenues
Rental income	$2,213,729

Total Revenues		$2,213,729

Expenses
Repairs and maintenance	13,486
General and administrative	59,890
Management fees	86,818
Interest	1,315,595

Total Expenses		1,475,789

Income before Unrealized Appreciation of Rental Property		737,940

Unrealized Appreciation of Rental Property		2,145,104

Net Income		$2,883,044

The accompanying notes are an integral part of these financial statements.

4

PPREF/MI PEARLAND INDUSTRIAL LP

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2024

	PPREF Pearland Industrial Investor LP	Miramar Industrial PR III GP Partners, LLC	Total

Balance - January 1, 2024	$12,782,692	$672,773	13,455,465

Distributions	(744,000)	(39,158)	(783,158)

Net income	2,738,892	144,152	2,883,044

Balance - December 31, 2024	$14,777,584	$777,767	$15,555,351

The accompanying notes are an integral part of these financial statements.

5

PPREF/MI PEARLAND INDUSTRIAL LP

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

Cash Flows From Operating Activities
Net income	$2,883,044
Adjustments to reconcile net income to net cash provided by operating activities:
Unrealized appreciation of rental property	(2,145,104)
Changes in operating assets and liabilities:
Accounts payable and accrued expenses	8,626
Accrued interest - senior equity contribution	(306)
Prepaid rent	18,749

Net Cash Provided by Operating Activities		$765,009

Cash Flows Used in Financing Activities
Distributions to partners		(783,158)

Net Change in Cash		(18,149)

Cash - Beginning of year		870,405

Cash - Ending of year		$852,256

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest		$1,316,856

The accompanying notes are an integral part of these financial statements.

6

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

PPREF/MI Pearland Industrial LP (“Partnership”), a Delaware limited partnership, is governed by an operating agreement dated October 4, 2023 (the “JV Agreement”) between PPREF Pearland Industrial Investor, LP (“PGIM”) with 95% interest and Miramar Industrial PR III GP Partners, LLC (“Miramar”) with 5% interest (collectively, the “Partners”). PGIM is the managing partner.

The Partnership was formed for the purpose of acquiring, owning, leasing, managing and operating a distribution facility located in Pearland, Texas (the “Property”).

The Partnership acquired the Property, on October 4, 2023, for $33,000,000, excluding acquisition costs. The Property consists of a class A industrial distribution facility which has a total net rentable area of approximately 205,060 square feet situated on 40.39 acres of land.

The Partnership shall have perpetual existence, unless sooner dissolved pursuant to the JV Agreement.

Distribution of cash, profits and losses are to be allocated among the Partners in accordance with the JV Agreement.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for entities that report rental properties at fair value.

RENTAL PROPERTY

The rental property is comprised of land, building and building improvements and acquisition costs. The Partnership records the rental property at fair value. The initial cost basis of the Partnership’s rental property represents the purchase price of the Property, including direct acquisition costs. The cost basis of the rental property is subsequently adjusted for development costs, improvements and other tenant related costs. Ordinary repairs and maintenance and subsequent replacements of operating supplies and equipment are expensed as incurred.

7

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RENTAL PROPERTY (CONTINUED)

The Partnership does not record depreciation and amortization of the rental property. Any difference between cost and fair value is reported as a change in unrealized appreciation or depreciation of the rental property.

CONCENTRATION OF CREDIT RISK

The Partnership generally maintains cash balances in financial institutions that may, from time to time, exceed the federally insured limits. The Partnership mitigates this risk by depositing funds in major financial institutions.

REVENUE RECOGNITION

The Partnership recognizes base rental income based on the contractual rents due under the terms of the related lease. Revenue recognition commences from lease agreement at the date the leased premise is ready for its intended use by the tenant and the tenant takes possession or controls the physical use of the leased premise. The Partnership also receives reimbursements from tenants for certain costs as provided in the lease agreements. These costs include real estate taxes, utilities, insurance, common area maintenance and other recoverable costs, and are considered variable lease payments. The Partnership recognizes such reimbursement of expenses by tenants as revenue when earned and the amounts can be reasonably estimated.

The Partnership has elected to combine the non-lease components with the lease components of the Partnership’s operating lease agreements and account for them as a single lease component in accordance with ASC 842 – Leases.

USE OF ESTIMATES

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The most significant estimates relate to the valuation of rental property.

8

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

No provision for income taxes is necessary in the financial statements of the Partnership because limited partnerships are generally not subject to income tax at the entity level. Each partner is responsible for reporting their allocable share of the Partnership’s income, gains, losses, deductions, and credits in their individual tax return.

The Partnership’s tax returns are subject to examination by federal and state taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change upon final determination by the respective taxing authority.

NOTE 3 - RENTAL PROPERTY

The Partnership’s rental property as of December 31, 2024, consists of the following:

Rental property, at cost	$33,354,896
Cumulative Unrealized Appreciation	2,145,104

Ending – December 31,2024	$35,500,000

The Property is leased to a single tenant under an operating lease that expires in April 2037.

The components of rental income are as follows:

Fixed lease payments	$2,139,310
Variable lease payments	74,419

Total Lease Payments	$2,213,729

9

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 3 - RENTAL PROPERTY (CONTINUED)

Expected future minimum rents per the non-cancellable lease in effect at December 31, 2024 are approximately as follows:

For the year ending December 31,
2025	$2,182,000
2026	2,226,000
2027	2,270,000
2028	2,316,000
2029	2,362,000
Thereafter	18,592,000

$ 29,948,000

NOTE 4 - FAIR VALUE MEASUREMENT

The Partnership measures fair value in accordance with Financial Accounting Standards Board ASC 820 (“FASB ASC 820”), which establishes a fair value measurement framework, provides a single definition of fair value, and requires expanded disclosure summarizing fair value measurements. FASB ASC 820 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants, in the principal or most advantageous market considering the highest and best use of an asset or non-performance risk related to a liability, at the measurement date.

FASB ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable input be used when available. Observable inputs are inputs that the market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Partnership’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

10

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

The hierarchy is measured in three levels based on the reliability of inputs:

•

Level I - Valuations based on quoted prices in active markets for identical assets or liabilities that a company has the ability to access. Valuation adjustment and block discounts are not applied to Level I instruments.

•

Level II - Valuations based on quoted prices in less active, dealer or broker markets. Fair values are primarily obtained from third party pricing services for identical or comparable assets or liabilities.

•

Level III - Valuations derived from other valuation methodologies, including pricing models, discounted cash flow models and similar techniques, and not based on market, exchange, dealer, or broker-traded transactions. Level III valuations incorporate certain assumptions and projections that are not observable in the market and significant professional judgment in determining the fair value assigned to such assets or liabilities.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table present the Partnership’s assets measured at fair value on a recurring basis as of December 31, 2024:

	Fair Value as of December 31, 2024
	Cost Balance	Amounts Measured at Fair Value	Level I	Level II	Level III

Rental Property	$33,354,896	$35,500,000	$--	$--	$35,500,000

Total	$33,354,896	$35,500,000	$--	$--	$35,500,000

11

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

The following is a reconciliation of the beginning and ending balances for rental property measured at fair value on a recurring basis using significant unobservable inputs (Level III) during the year ended December 31, 2024:

Balance – December 31, 2023	$33,354,896

Additions – capital expenditures	--
Change in unrealized appreciation	2,145,104

Balance – December 31, 2024	$35,500,000

In general, fair value estimates are based upon property appraisal reports prepared by independent real estate appraisers (members of the Appraisal Institute or an equivalent organization) within a reasonable amount of time following acquisition of the real estate and no less frequently than annually thereafter. Management of the Partnership is responsible to assure that the valuation process provides independent and reasonable property fair value estimates. An unaffiliated third-party appraisal management firm has been appointed to assist in maintaining and monitoring the independence and the accuracy of the appraisal process.

The purpose of an appraisal is to estimate the fair value of real estate as of a specific date. In accordance with FASB authoritative guidance on fair value measurements and disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The estimate of fair value is based on the conventional approaches to value, all of which require the exercise of subjective judgment. The three approaches are: (1) Cost Approach – current cost of reproducing the real estate less deterioration and functional and economic obsolescence; (2) Income Approach - discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor: and (3) Market Approach - value indicated by recent sales of comparable real estate in the market. Key inputs and assumptions include rental income and expense amounts, related rental income and expense growth rates, discount rates and capitalization rates. In the reconciliation of these three approaches, the independent appraiser uses one or a combination of them, to estimate the approximate value for the type of real estate in the market.

As described above, the estimated fair value of related assets is generally determined through an appraisal process. These estimated fair values may vary significantly from the prices at which the rental property would sell, since market prices of rental property can only be determined by negotiation between a willing buyer and seller. These variances could be material to the financial statements.

12

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

Although the estimated fair value represents subjective estimates, management believes the estimated fair value is a reasonable approximation of market prices and the aggregate estimated value of rental property is fairly presented as of December 31, 2024.

The following table shows quantitative information about unobservable inputs related to the Level 3 fair value measurements as of December 31, 2024.

	Fair Value at 12/31/2024	Valuation Technique	Unobservable Inputs	Inputs
Rental Property	$35,500,000	Income Approach/Discounted cash flow	Terminal cap rate	6.25%

			Discount rate	7.75%
Total	$35,500,000

Management has exercised their professional judgment in determining the valuation and estimates contained in the financial statements. The application of the foregoing method for estimating fair value represents management’s best judgment based upon its evaluation of the current and future economic and market conditions. A change in one or more unobservable inputs may result in a significant change to the rental property’s fair value measurement. Because of the inherent uncertainty of real estate valuations related to assumptions regarding highest and best use, capitalization rates, the availability of capital, market participants, occupancy rates, rental rates, interest and inflation rates, and other factors, the estimated fair values reflected in the financial statements will differ from values that would be determined by negotiation between independent parties in sales transactions and the difference could be material.

NOTE 5 - RELATED PARTY TRANSACTIONS

NOTE PAYABLE - SENIOR EQUITY CONTRIBUTION

At acquisition, in addition to their initial equity contribution, PGIM made a capital contribution (“Senior Equity Contribution”) to the Partnership in cash of $20,100,000, requiring monthly return only payments from operating cash flow through the initial maturity of October 3, 2028. The return, is computed at a rate of 6.55% compounded monthly on the unreturned amount of the Senior Equity Contribution.

13

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 5 - RELATED PARTY TRANSACTIONS (CONTINUED)

NOTE PAYABLE - SENIOR EQUITY CONTRIBUTION PAYABLE (CONTINUED)

The maturity date may be extended for one or two additional 1-year periods at the discretion of PGIM. For the year ended December 31, 2024, the return incurred, reported as interest expense, amounted to $1,315,595, of which $111,511 is unpaid.

As of December 31, 2024, the total unreturned balance of the Senior Equity Contribution was $20,100,000.

PROPERTY MANAGEMENT OVERSIGHT

Miramar Industrial GP Partners, LLC (“Manager”), an affiliate of Miramar, is entitled to a property management oversight fee in accordance with the Partnership Agreement. The Manager is entitled to a fee equal to 2% of the gross collected operating revenue of the Property, as defined in the agreement. The fee is payable quarterly, in arrears.

For the year ended December 31, 2024, management oversight fees incurred amounted to $43,795, of which $11,080 is unpaid and included in accounts payable and accrued expense on the accompanying balance sheet.

EXPENSE REIMBURSEMENTS

For the year ended December 31, 2024, the Partnership reimbursed an affiliate of PGIM in the amount of $1,788 for certain costs and expenses incurred on behalf and for the benefit of the Partnership. These reimbursements were made in accordance with the terms set forth in the Partnership Agreement.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

PROPERTY MANAGEMENT AGREEMENT

On October 4, 2023, the Partnership entered into a Property Management Agreement (“PMA”) with CBRE, INC. (“Property Manager”). The PMA provides for monthly property management fees of 2% of the gross collected operating revenues derived from the property, however, not to be less $2,500 (“Minimum Management Fee”). The PMA term shall continue unless terminated as provided in the agreement.

For the year ended December 31, 2024, property management fees incurred amounted to $43,023, of which $6,522 is unpaid and included in accounts payable and accrued expense on the accompanying balance sheet.

14

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 6 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

RIGHT OF FIRST OFFER FOR SALE OF INTEREST TO THIRD PARTY

Pursuant to the Partnership Agreement, either PGIM or Miramar may at any time, from after two years after the acquisition date, sell its interest in the Partnership to a non-affiliate third party subject to compliance with the provisions in the Partnership Agreement.

ENVIRONMENTAL

Like other companies in the industrial real estate industry, the Partnership is subject to numerous federal, state, and local environmental laws and regulations. The Partnership is not aware of any environmental conditions at the Property or material costs of complying with environmental or governmental regulations that could have a material adverse effect on the Partnership’s financial position, results of operations or cash flows.

LITIGATION

The Partnership is not aware of any litigation threatened against it if adversely determined could have a material adverse effect on the Partnership’s financial position, results of operations or cash flows.

NOTE 7 - GEOGRAPHIC CONCENTRATION

The Partnership’s rental operation is located in Texas which is subject to local economic conditions and exposes the Partnership to greater economic risks than if it owned a more geographically dispersed portfolio.

NOTE 8 - SUBSEQUENT EVENTS

The Partnership evaluated all events and transactions that occurred after December 31, 2024, through February 14, 2025, the date these financial statements were available to be issued. During this period, the Partnership did not have any material subsequent events.

15

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics — See Exhibit (a)(1) of Item 19

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Morris L. McNair, III, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2024 and December 31, 2023, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $100,000 and $90,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2024 and December 31, 2023: none

(c) Tax Fees

For the fiscal years ended December 31, 2024 and December 31, 2023: none

(d) All Other Fees

For the fiscal years ended December 31, 2024 and December 31, 2023: none

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023

4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2024 and December 31, 2023 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Morris L. McNair, III (Chair), Mary Lee Schneider, and Thomas M. Turpin.

Item 6 – Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 1 of this Form.

Item 7 – Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not applicable.

Item 8 – Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not applicable.

Item 9 – Proxy Disclosures for Open-End Management Investment Companies – Not applicable.

Item 10 – Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not applicable.

Item 11 – Statement Regarding Basis for Approval of Investment Advisory Contract - None.

Item 12 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PGIM Real Estate

PGIM Real Estate’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by stockholders. These guidelines reflect PGIM Real Estate’s judgment of how to further the best long-range economic interest of our clients (i.e., the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the stockholder voting process. PGIM Real Estate’s policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer’s management if we determine that voting is in the best economic interest of our clients.

PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Managers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.

Item 13 – Portfolio Managers of Closed-End Management Investment Companies–

As of December 31, 2024, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Darin Bright, Senior Portfolio Manager. Mr. Bright is a Managing Director and Head of the PGIM U.S. Core Plus Investment Group. Based in Madison, New Jersey, Mr. Bright is the senior portfolio manager for all core plus funds including PGIM Private Real Estate Fund and PGIM Real Estate’s flagship U.S. Core Plus equity real estate fund, PRISA II. Prior to joining PGIM Real Estate, Mr. Bright was a Vice President with Grubb & Ellis, a real estate asset management and brokerage company, advising real estate equity strategies for institutional and corporate clients. Before this, Mr. Bright was a commercial real estate appraiser with Richard E. Nichols Associates, providing advisory and valuation services to lenders, developers and institutional clients.

Caitlin O’Connor, Portfolio Manager. Ms. O’Connor is a Managing Director at PGIM Real Estate and a member of the U.S. core plus investment platform. Ms. O’Connor serves as a portfolio manager for both PGIM Private Real Estate Fund and PRISA II, PGIM Real Estate’s flagship U.S. Core Plus equity real estate fund. Based in San Francisco, Ms. O’Connor has a leadership role in all aspects of fund strategy, investment and management. Prior to that, Ms. O’Connor held multiple roles in acquisitions and asset management at PGIM Real Estate during her 15year tenure with the firm. Punctuating her time at PGIM Real Estate, Ms. O’Connor spent two years as a development director at Lennar Multifamily Communities in the Northern California region.

Brandon Short, Portfolio Manager. Mr. Short is an Executive Director at PGIM Real Estate and Portfolio Manager for PGIM Private Real Estate Fund. Based in Madison, New Jersey, Brandon joined the firm in 2021 and has a leadership role in all aspects of the funds’ strategy and management. Prior to joining PGIM Real Estate, Brandon was M&A Director at Round Hill Capital, where he led the firm’s inorganic growth strategy and managed corporate-level debt and equity financings. Before joining Round Hill, Brandon was a member of the Cerberus European Capital Advisors team where he underwrote real estate assets associated with non-performing loans and developed optimal business plans offering the most accretive property management and exit strategies. Prior to joining Cerberus, Brandon worked at Goldman Sachs as a real estate investment banker based in both New York and Dubai.

Other Accounts Managed by the Portfolio Managers. The following table sets forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2024.

The following table identifies, as of December 31, 2024: (i) the other registered investment companies, pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Darin Bright

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$0	0	$ 0

Pooled Investment Vehicles Other Than Registered Investment Companies	1	$15,168	0	$ 0

Other Accounts	4	$3,889	2	$ 2,736

Caitlin O’Connor

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$0	0	$ 0

Pooled Investment Vehicles Other Than Registered Investment Companies	1	$15,168	0	$ 0

Other Accounts	1	$5	0	$ 0

Brandon Short

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$0	0	$ 0

Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$ 0

Other Accounts	0	$0	0	$ 0

Compensation and Conflicts Disclosure:

Compensation

PGIM Real Estate provides a competitive total compensation package that engages, motivates and retains top talent while aligning their interests with those of our clients. Portfolio managers are compensated based on the overall performance of PGIM Real Estate and performance of the specific fund or funds they are responsible for managing.

Specifically, there are three elements of compensation: base salary, bonus and long term incentive compensation.

•Base salary levels are reviewed annually in the first quarter of the year to determine if an individual should receive an increase based on performance, demands of the job and market compensation data which is provided by Prudential Financial, Inc.’s corporate compensation group.

•Cash bonuses are awarded annually based on the scope of the individual’s responsibilities, their personal and portfolio performance for the prior year, and the size of the overall bonus pool available in a given year. The bonus pool is determined based on the financial performance of PGIM Real Estate and the investment performance of the portfolio managers specific fund or funds measured against each applicable benchmark or performance targets. An individual’s share of the pool is based on his or her contribution toward meeting these goals.

•Portfolio management team members at the Vice President level and above also receive annual long-term incentive program compensation (“LTIP”). LTIP awards are based on the same factors as the annual cash bonus. The award, however, is not immediately paid to the individual and vests over three years as described below. Twenty percent (20%) of the LTIP award is made in the form of Prudential Financial restricted stock units which vest proportionately over three years with one-third of the grant vesting on each anniversary until fully vested. The remaining eighty percent (80%) is a deferred cash award which vests in its entirety on the third anniversary of the grant. Over the vesting period, the value of the deferred cash award increases or decreases based on the performance of the accounts on which the portfolio manager works directly.

Securities Ownership of Portfolio Managers

As of the date of this annual report, none of the portfolio managers beneficially owned any securities issued by the Fund.

Conflicts of Interest

PGIM Real Estate is a division of PGIM, which is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PGIM Real Estate’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PGIM Real Estate aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PGIM Real Estate has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular investment PGIM Real Estate may purchase or sell on behalf of a Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PGIM Real Estate’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with applicable law and procedures adopted thereunder by the Fund and reviewed by the independent directors of the Fund.

PGIM Real Estate may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for a Fund. PGIM Real Estate, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PGIM Real Estate generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PGIM as well as between affiliates and PGIM. Additionally, in an effort to avoid potential conflicts of interest, PGIM Real Estate has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PGIM Real Estate develop and may publish credit research that is independent from the research developed within PGIM Real Estate. PGIM Real Estate may hold different opinions on the investment merits of a given security, issuer or industry such that PGIM Real Estate may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PGIM Real Estate may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PGIM Real Estate’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. PGIM Real Estate may cause transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same assets for other accounts managed by PGIM Real Estate, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PGIM Real Estate may buy or sell, or may direct or recommend that one client buy or sell, assets of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PGIM Real Estate may, at any time, execute trades of assets of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PGIM Real Estate may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PGIM Real Estate than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PGIM Real Estate of favoring accounts that pay a higher fee or generate more income for PGIM. To address this conflict of interest, PGIM Real Estate has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts. PGIM Real Estate manages certain funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PGIM Real Estate has implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

PGIM Real Estate and certain of its affiliates engage in various activities related to investment in real estate. For example, PGIM Real Estate or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PGIM Real Estate or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, assets of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of PGIM Real Estate or any of its affiliates. PGIM Real Estate or its affiliates, as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the Fund may hold or wish to hold. As a consequence of these activities, PGIM Real Estate’s ability to purchase or sell, or to choose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.

Prudential Financial and the general account of The Prudential Insurance Company of America (“PICA”) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PGIM’s client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PGIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PGIM may invest Fund assets in the securities of companies with which PGIM or an affiliate of PGIM has a financial relationship, including investment in the securities of companies that are advisory clients of PGIM.

PGIM Real Estate follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential and actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

The Manager and its affiliates have existing and potential relationships with a significant number of corporations, institutions and individuals in matters related to its other businesses and investments. As a result of these relationships, the Manager or Subadviser may face conflicts of interest in connection with any transactions involving an investment by the Fund with such persons, including with respect to the consideration offered by, and the obligations of, such persons. In determining whether to pursue a particular investment on behalf of the Fund, these relationships could be considered by the Manager or Subadviser, and there may be certain potential investments which will not be pursued on behalf of the Fund in view of such relationships. As a result, there can be no assurance that all potentially suitable investment opportunities that come to the attention of the Manager or Subadviser will be made available to the Fund.

Item 14 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 15 – Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 16 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 – Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  PGIM Private Real Estate Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 24, 2025

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer
(Principal Financial Officer)

Date:	February 24, 2025